As filed with the Securities and Exchange Commission on June 27, 1997.

File Nos. 33-70958
811-8104

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                Post-Effective Amendment No.  4

                            and

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                     Amendment No.  7

                      THE SOLON FUNDS
     (Exact Name of Registrant as Specified in its Charter)

                1981 N. Broadway, Suite 325
                Walnut Creek, California 94596
              (Address of Principal Executive Office)

                       510-988-7110
          (Registrant's Telephone Number, Including Area Code)

                  Deborah Hicks Midanek
                  Solon Asset Management, L.P.
                  1981 N. Broadway, Suite 325
                  Walnut Creek, California 94596
             (Name and Address of Agent for Service)
                  _________________________
         Approximate Date of Proposed Public Offering:
         As soon as practicable after the effective date hereof.

         It is proposed that this filing will become effective:
         x   immediately upon filing pursuant to Rule 485(b)
         on _______________, pursuant to Rule 485(b)
         ___  60 days after filing pursuant to Rule 485(a)
         ___  on _______________, pursuant to Rule 485(a)

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite number of securities under the Securities Act of 1933. The Registrant filed a Rule 24f-2 Notice for its fiscal year ended February 28, 1997 on April 25, 1997.


                       ___________________

           Please Send Copy of Communications to:
           AVIVA L. GROSSMAN
           Kramer, Levin, Naftalis, & Frankel
           919 Third Avenue
           New York, NY 10022

FORM N-1A
THE SOLON FUNDS

CROSS REFERENCE SHEET



PART A of
Form N-1A

Item
Number   Item                      Prospectus Heading
------   -----                    ------------------

1.       Cover Page               Cover Page

2.       Synopsis                 "Fees and Expenses of the Funds"

3.       Condensed Financial      "Financial Highlights"
         Information

4.       General Description      Cover Page,
         of Registrant            "Investment Objective and Policies,"
                                  "Portfolio Securities,"
                                  "Other Investment Practices,"
                                  "Risk Considerations" and
                                  "General Information"

5.       Management of            "Investment Objective and Policies,"
         the Fund                 "Management of the Fund" and
                                  "How to Invest in the Fund"


5A.      Management's             Annual Report for fiscal year ended
         Discussion               February 28, 1997, incorporated by
         of Fund                  reference into Statement of Additional
         Performance              Information


6.       Capital Stock and        "Dividends and Distributions,"
         Other Securities         "Taxation" and "General Information"

7.       Purchase of Securities   "How to Invest,"
         Being Offered            "How Net Asset Value is Determined,"
                                  "General Information" and
                                  "Backup Withholding Instructions"

8.       Redemption or            "How to Redeem" and
         Repurchase               "General Information"

9.       Pending Legal            Not Applicable
         Proceedings




PART B of
Form N-1A

Item
Number   Item                      SAI Heading
------   -----                     ------------------

10.      Cover Page                 Cover Page

11.      Table of Contents          Table of Contents

12.      General Information        "The Trust," and
         and History                "General Information"

13.      Investment Objectives      "Investment Objective and Policies,"
                                    "Risk Considerations" and
                                    "Investment Restrictions"

14.      Management of the          "Trustees and Officers"
         Registrant

15.      Control Persons and        "Trustees and Officers" and
         Principal Holders of       "General Information"
         Securities

16.      Investment Advisory        "Investment Management and Other
         and Other Services          Services"


17.      Brokerage Allocation       "Execution of Portfolio Transactions"

18.      Capital Stock an           "The Trust" and "General Information"
         Other Securities

19.      Purchase, Redemption       "Additional Purchase and Redemption
         and Pricing of              Information" and
         Securities Being           "Determination of Net Asset Value"
         Offered

20.      Tax Status                 "Distributions and Tax Information"

21.      Underwriters               "Principal Underwriter"

22.      Calculation of             "Performance Information"
         Performance Data

23.      Financial Statements       "Financial Statements"

   _____________________________________________________________________

                              PART A

                            PROSPECTUS

                SOLON SHORT DURATION GOVERNMENT FUNDS

   _____________________________________________________________________

SOLON SHORT DURATION GOVERNMENT FUNDS
1981 N. Broadway, Suite 325
Walnut Creek, California 94596
510-988-7110

PROSPECTUS

July 1, 1997


(LOGO:  Member of 100% NO-LOAD MUTUAL FUND COUNCIL)

The Solon Funds offer the following two 100% no-load portfolios:

   One Year Portfolio
   Three Year Portfolio

Each Fund seeks maximum total return consistent with preservation of capital and prudent investment management. Each Fund seeks to achieve its objective by investing primarily in attractively priced obligations either issued or guaranteed by the U.S. Government, its agencies and instrumentalities and seeking to limit fluctuations in principal and reduce interest rate risk by maintaining average portfolio effective durations no greater than those of one-year U.S. Treasury Bills and three-year U.S. Treasury Notes, respectively. Effective duration is an indicator of a security's "volatility" or "risk" associated with changes in interest rates. As is the case for all mutual funds, attainment of each Fund's investment objective cannot be assured.

Each Fund is managed by Solon Asset Management, L.P. (the "Manager"), a registered investment adviser, who has retained Solon Asset Management Corporation, a registered investment adviser (the "Subadviser"), to manage the Funds' portfolios on a day-to-day basis.

The minimum initial investment in each Fund is $5,000 and subsequent investments must be at least $100. In certain circumstances, these minimums may be waived, and in certain circumstances purchases and redemptions may be made with the payment of securities. The Funds' distributor is Solon Financial Services, L.P. (the "Distributor"). See "How to Invest."


Please read this Prospectus before investing and retain it for future reference. A Statement of Additional Information, dated July 1, 1997, and filed with the Securities and Exchange Commission, is incorporated by reference and is available free by calling or writing the Fund or the Distributor, Solon Financial Services, L.P., at the number and address above.


TABLE OF CONTENTS

Fees and Expenses of the Funds . . . . . . . . . . . . . . . . . . . 2

The Funds' Investment Objectives and Policies  . . . . . . . . . . . 3

Risk Considerations  . . . . . . . . . . . . . . . . . . . . . . . . 5

Management of the Funds  . . . . . . . . . . . . . . . . . . . . . . 5

How To Invest. . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

How To Redeem. . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

How Net Asset Value is Determined. . . . . . . . . . . . . . . . . . 10

Dividends and Distributions  . . . . . . . . . . . . . . . . . . . . 10

Taxation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

Portfolio Securities . . . . . . . . . . . . . . . . . . . . . . . . 11

Other Investment Practices . . . . . . . . . . . . . . . . . . . . . 13

General Information  . . . . . . . . . . . . . . . . . . . . . . . . 15

Backup Withholding Instructions. . . . . . . . . . . . . . . . . . . 16


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FEES AND EXPENSES OF THE FUNDS

Shareholder Transaction Expenses

An investor would pay the following charges when buying or redeeming shares of either Solon Short Duration Government Funds:
One Year Portfolio (the "One Year Portfolio") or Solon Short
Duration Government Funds: Three Year Portfolio (the "Three Year
Portfolio"):

Sales Load on Purchases                           None
Sales Load on Reinvested Dividends                None
Deferred Sales Load                               None
Redemption Fees*                                  None
Exchange Fees                                     None

* Redemptions effected via wire transfer may be required to pay a third party service provider charge that will be directly deducted from redemption proceeds. See "How to Redeem - General."

Annual Fund Operating Expenses

Operating expenses are paid out of each Fund's assets and are factored into its share price. Each Fund estimates that it will have the following expenses (expressed as a percentage of average net assets) for the current fiscal year:

Management Fee                             .25%
12b-1 Fee                                  None
Other Expenses                             .25%
                                           ____
Total Fund Operating Expenses*             .50%

* The Funds' Manager will reduce its fees to the extent necessary to limit total annual fund operating expenses to the amount indicated for each Fund, subject to possible reimbursement by the Fund within the following three years if such reimbursement can be achieved within the foregoing expense limits. See "Management of the Funds."

Example of Fund Expenses

Assuming, hypothetically, that each Fund's annual return is 5% and that its operating expenses are as set forth above, an investor buying $1,000 of a Fund's shares would have paid the following total expenses upon redeeming such shares:

  After 1 Year            $5
  After 3 Years          $16
  After 5 Years          $32
  After 10 Years         $81

This example is to help potential investors understand the effect of expenses, and investors should understand that actual expenses and returns may vary.

Financial Highlights


The following financial information for Solon Short Duration Government Funds: One Year Portfolio and Solon Short Duration Government Funds: Three Year Portfolio (collectively the "Funds") for the fiscal year ended February 28, 1997, has been derived from audited financial statements of The Solon Funds. Such information should be read in conjunction with the financial statements of the Trust and the report of Ernst & Young LLP, independent auditors, appearing in the annual report to shareholders which is incorporated by reference in this prospectus and is available to shareholders at no charge.


                                   One Year            Three Year
                                   Portfolio           Portfolio
                                   Feb. 28   Feb. 29   Feb. 28  Feb.29
                                   1997      1996      1997     1996
Net asset value
beginning of year                  $10.03    $9.99     $10.04    $9.80
Income from investment
operations
Net investment income               0.60      0.64      0.58     0.60
Net realized and unrealized
gain (loss) on investments          0.03      0.05      0.01    (0.23)
                                    ----      ----      ----     ----
Total from investment
operations                          0.63      0.69      0.57     0.83
Distributions
Dividends from net
investment income                  (0.60)    (0.65)    (0.59)   (0.59)
Realized Gain on Investments        -         -        (0.02)    -
                                    ----      ----      ----     ----
Net asset value,
end of period                      $10.06    $10.03    $10.00   $10.04
                                   ======    =====     ======   =====
Total Return                       6.32%     7.90%     5.45%    8.73%
Ratios/Supplemental Data
Net assets end of period
($000)                             865       398       17,809  11,027
Ratio of expenses to average
net assets
Before expense reimbusement
of operating expenses              10.25%    16.47%    1.21%    1.45%
After expense reimbursement
of operating expenses              0.00%     0.00%     0.24%    0.24%
Interest expense                   -         -         0.02%    0.12%
Ratio of net investment income
to average net assets              5.91%     6.46%     5.80%    6.18%
Portfolio Turnover Rate           81.82%     -         279%     251%
Average debt outstanding
during the year *($000)            -         -         56       256
Average shares outstanding
during the year * (000)            -         -         1,321    901
Average debt per share
during the year * ($)              -         -         0.04     0.28

*Average based upon amounts outstanding at each month end.




The value of a hypothetical $10,000.00 investment in the Solon
Short Duration Government Funds: One Year Portfolio and Three Year
Portfolio versus the Lehman Government 1-3 Year Index.

          One Year   Three Year  Lehman 1-3 Year
Feb       10000      10000       10000
Mar       10010      99.7        9949
Apr       10047.04   9919.11     9911.19
May       10078.18   9929.03     9925.07
Jun       10116.48   9965.77     9949.88
Jul       10153.91   10062.44    10039.43
Aug       10188.43   10107.72    10072.56
Sep       10229.19   10092.56    10049.39
Oct       10274.20   10113.75    10072.51
Nov       10309.13   10102.63    10030.2
Dec       10362.74   10143.04    10049.26
Jan 95    10437.35   10266.78    10185.93
Feb       10512.50   10411.54    10324.46
Mar       10559.80   10464.64    10382.28
Apr       10627.39   10550.45    10474.68
May       10677.33   10735.09    10653.80
Jun       10744.60   10799.50    10711.33
Jul       10804.77   10835.13    10754.17
Aug       10877.16   10916.40    10818.70
Sep       10925.02   10978.62    10871.71
Oct       10991.67   11064.25    10961.94
Nov       11070.81   11169.37    11055.12
Dec       11148.30   11272.12    11138.03
Jan 96    11225.22   11373.57    11232.71
Feb       11257.78   11320.12    11188.90
Mar       11319.70   11314.46    11181.07
Apr       11371.77   11324.64    11192.25
May       11430.90   11345.02    11216.87
June      11494.91   11444.86    11298.75
July      11563.88   11491.78    11342.82
Aug       11614.76   11523.96    11384.79
Sep       11687.94   11643.81    11488.39
Oct       11753.39   11775.39    11618.21
Nov       11838.01   11869.59    11704.18
Dec       11877.08   11869.59    11706.52
Jan 97    11932.90   11927.75    11762.71
Feb       11992.56   11968.30    11790.95


Past performance is no guarantee of future results. Principal value will vary; shares may be worth more or less than their original cost when redeemed. The Lehman Government 1-3 Year Index in unmanaged and assumes reinvestment of all dividends.

INVESTMENT OBJECTIVE AND POLICIES

The investment objectives and general investment policies of each Fund are described below. Specific portfolio securities that may be purchased by the Funds are described in "Portfolio Securities," beginning on page 11. Specific investment practices that may be employed by the Funds are described in "Other Investment Practices," beginning on page 13. Certain risks associated with investments in the Funds are described there and in "Risk Considerations."

The investment objective of each Fund is to provide maximum total return consistent with preservation of capital and prudent investment management. Under normal circumstances, the One Year Portfolio seeks to maintain an average portfolio effective duration comparable to or less than that of one-year U.S. Treasury Bills. The Three Year Portfolio seeks to maintain an average portfolio effective duration comparable to or less than that of three-year U.S. Treasury Notes.

Effective duration is an indicator of a security's price "volatility" or "risk" associated with changes in interest rates. See "Effective Duration." Because the Manager seeks to manage interest rate risk by limiting effective duration, each Fund may invest in securities of any maturity. Total return consists of interest and dividends from underlying securities, capital appreciation realized from the purchase and sale of securities, and income from futures and options.


Each Fund is designed for investors that seek higher yields than money market funds or other shorter term investment products generally offer and are willing to accept nominal principal fluctuation but are not willing to accept the greater fluctuations that longer term bonds or bond funds might entail. The Funds are not an appropriate investment for investors whose primary investment objective is absolute principal stability. Unlike a money market fund, which seeks to maintain a stable net asset value of $1.00, the values of the securities in which each Fund invests generally change inversely with interest rates, and the value of the Funds' shares will fluctuate even though the Manager seeks to reduce such fluctuations by managing the effective duration, and thus interest rate risk, of each Fund's portfolio.

The investment objective of each Fund is fundamental and may not be changed without shareholder approval. Like all mutual funds, attainment of either Fund's investment objective cannot be assured.

Government Securities

Under normal market conditions, the Manager seeks to achieve each Fund's objective by investing at least 65% of the value of each Fund's total assets in obligations either issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"). Certain of the obligations, including U.S. Treasury Bills, Notes and Bonds and mortgage-related securities of the Government National Mortgage Association ("GNMA"), are issued or guaranteed by the U.S. Government. Other securities issued by U.S. Government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, for example, those issued by the Federal Home Loan Bank, while others, such as those issued by the Federal National Mortgage Association ("FNMA") and Student Loan Marketing Association, have an additional line of credit with the U.S. Treasury.

The U.S. Government does not guarantee the net asset value of either Fund's shares. Also, with respect to U.S. Government securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities. Accordingly, such U.S. Government securities may involve risk of loss of principal and interest.

The balance of each Fund's assets, up to 35% of the value of its total assets, may be invested in cash and high grade debt securities, including privately issued mortgage-related securities and general obligation bonds and notes of various states and their political subdivisions, rated within the three highest grades assigned by Standard & Poor's Corporation ("S&P") (AAA, AA or A), Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa or A), or Fitch Investor Services, Inc. ("Fitch") (AAA, AA or A), or, if unrated by S&P, Moody's, or Fitch, judged by the Manager to be of comparable quality. A further description of S&P's, Moody's and Fitch's ratings is included in the Appendix to the Statement of Additional Information. Investments also may be made in certain other investment companies. See "Portfolio Securities - Investment Company Securities."

Eligible Securities

Each Fund invests only in Type I securities ("Eligible Securities") in which national banks ("National Banks") and federal savings associations ("Federal Associations") supervised by the Office of the Comptroller of the Currency (the "OCC") and the Office of Thrift Supervision (the "OTS"), respectively, of the U.S. Department of the Treasury, may invest without limitation under applicable federal law and the regulations and supervisory policies of the OCC, OTS, the Federal Deposit Insurance Corporation (the "FDIC") and the Board of Governors of the Federal Reserve System (the "FRB"). Each Fund limits its purchases to Eligible Securities having risk-based weighting of 20% or less under the current risk-based capital regulations of the OTS and having risk-based weighting of 50% or less under the current risk-based capital regulations of the OCC. The risk-based capital weightings were developed by the federal banking regulatory authorities to evaluate the adequacy of capital maintained by financial institutions. Financial institutions use the four categories of weightings (0%, 20%, 50% and 100%) to calculate their risk-weighted assets for which the institution must maintain specified levels of capital reserves. For example, cash has a 0% risk-based capital weighting while collateralized mortgage obligations backed solely by GNMA, FNMA and FHLMC mortgage-related securities have a 20% risk-based capital weighting.

Furthermore, each Fund invests in "securities backed by or representing an interest in mortgages on domestic residential housing" within the meaning of the OTS regulations pertaining to qualified thrift lender ("QTL") status. Each Fund invests a substantial portion of its total assets in qualified thrift investments ("QTI") under applicable OTS regulations.

In addition to customary shareholder reports, each Fund provides detailed monthly reports of portfolio holdings.

Effective Duration

Traditionally, a debt security's "term to maturity" has been used to represent the sensitivity of the debt security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Most debt securities provide interest ("coupon") payments in addition to a final ("par") payment at maturity. Some debt securities also have call provisions allowing the issuer to repay the instrument in full before the stated maturity date. Depending on the relative magnitude of these payments, the market values of debt securities respond differently to changes in the level and structure of interest rates.

Effective duration has its origins in standard duration, which was developed as a more precise alternative to the concept of "term to maturity." Standard duration, which is expressed in years, takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.

Effective duration is a measure of the expected change in value of a fixed income security for a given change in interest rates. For example, if interest rates rose by one percent, the value of a security having an effective duration of two generally would decrease by two percent.

Effective duration was developed because the standard duration calculation does not always properly reflect the interest rate risk of a security. For example, floating and variable rate debt securities often have final maturities of 10 or more years; however, their interest rate risk corresponds to the frequency of the coupon reset. Another type of security whose interest rate risk is not properly captured by standard duration is a mortgage "pass-through" security. The stated final maturity of such a security is generally 30 years, but current prepayment rates generally are more critical in determining such security's interest rate risk.

Consequently, the Manager uses more sophisticated analytical techniques to arrive at an "effective" duration that incorporates the economic life of a security into the determination of its interest rate risk. These techniques may involve the Manager's estimates of future economic parameters that may vary from actual future values. Each Fund expects that, under normal circumstances, the dollar weighted stated maximum average maturity (or period until the next interest rate reset date) of the Fund's portfolio securities may be longer than its average portfolio effective duration and, although unlikely, in some cases could be as long as 30 years.

Because the Three Year Portfolio's average portfolio effective duration can be comparable to that of a three-year U.S. Treasury Note, whose value is more sensitive to changes in interest rates than is the one-year U.S. Treasury Bill, the Manager seeks to preserve the Three Year Portfolio's capital through careful management of interest rate risk using effective duration measurements and investment techniques. The Trust believes that effective duration provides the Manager a more precise definition and means of managing interest rate risk and preserving the Three Year Portfolio's capital than do traditional average weighted maturity measures. In addition, while the Three Year Portfolio's average portfolio effective duration is permitted to be comparable to a three-year U.S. Treasury Note, the Trust expects that under many normal market conditions the Portfolio's average portfolio effective duration will be comparable to that of a two-year U.S. Treasury Note and thus less sensitive to interest rate risk than a three-year U.S. Treasury Note.

Financial Institutions Accounting Principles

Pursuant to the recently adopted Statement of Financial Accounting Standards No. 115, enterprises such as financial institutions that prepare their financial statements in accordance with generally accepted accounting principles for fiscal years commencing after December 15, 1993 generally must classify investments in mutual funds either as "trading securities" or "available-for-sale securities" and must measure such investments at fair value in their statements of financial position. For these purposes, the fair value of an investment in a Fund generally would be the Fund's net asset value per share.

Unrealized holding gains and losses for Fund shares classified as trading securities generally must be included in earnings on the financial institutions's profit and loss statement. Unrealized holding gains and losses for Fund shares classified as available-for-sale securities generally must be excluded from earnings and reported until realized as a net amount in a separate component of the financial institution's shareholders' equity on the financial institution's balance sheet. Realized gains and losses for mutual fund shares must be reported in earnings. Financial institutions are advised to consult their own accounting advisers regarding the particular accounting consequences to them of an investment in a Fund. Different principles apply with respect to the federal income tax treatment of a financial institution's investment in a mutual fund, and the classification of a security under financial accounting principles is not dispositive of the treatment of the security for federal income tax purposes. See "Financial Institutions Taxation Principles".

RISK CONSIDERATIONS

The market value of securities sensitive to prevailing interest rates is inversely related to actual changes in interest rates; i.e., a decline in interest rates produces an increase in market value, while an increase in interest rates produces a decrease in market value. Moreover, the longer the remaining maturity of a security, the greater is the effect of interest rate changes on the market value of such a security. In addition, changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness also affect the market value of the debt securities of that issuer.

Prepayments of principal by mortgagors or mortgage foreclosures will affect the average life of the mortgage-related securities remaining in a Fund's portfolio. Mortgage prepayments are affected by the level of interest rates other social and demographic conditions. In periods of rising interest rates, the rate of prepayments tends to decrease, thereby lengthening the average life of a pool of mortgage-related securities. Conversely, in periods of falling interest rates, the rate of prepayments tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Fund. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, the Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable duration, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

Effective duration is one of the fundamental tools used by the Manager in managing interest rate risks, including prepayment risks. For further discussion of duration, see "INVESTMENT
OBJECTIVE AND POLICIES; Effective Duration."

For further discussion of additional risk considerations, see
"Other Investment Practices."

MANAGEMENT OF THE FUNDS

The Solon Funds (the "Trust") has a Board of Trustees that establishes each Fund's policies and supervises and reviews the management of each Fund. The day-to-day operations of each Fund are administered by the officers of the Trust and by the Manager pursuant to the terms of an Investment Management Agreement with each Fund.

Solon Asset Management, L.P. is each Fund's investment manager.
The Manager, a Delaware partnership, was formed and registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act") in 1994. The Manager's sole general partner, Solon Asset Management Corporation, a New York corporation ("Solon"), was formed in 1989 emphasizing expertise in the complex mortgage-related securities market and was registered with the SEC as an investment adviser under the Advisers Act in 1990. Solon has managed fixed income portfolios for taxable and tax exempt investors and served as Loan Sales Advisor to Resolution Trust Corporation, completing over $1 billion in transactions. The Manager has retained Solon as an investment subadviser to manage each Fund's portfolio on a day-to-day basis.

James I. Midanek, the Funds' Portfolio Manager, is Chief Investment Officer of Solon, which he cofounded in 1989. From 1992 to 1994, Mr. Midanek was Chief Investment Officer of the Fixed Income Group of Montgomery Asset Management, L.P. At Montgomery, Mr. Midanek was responsible for the management of four fixed income mutual funds as well as institutional fixed income accounts. From 1987 to 1989, he established a successful mortgage-related securities department, including trading, sales and research functions, at J.P. Morgan Securities. At E.F. Hutton from 1985 to 1987, Mr. Midanek was senior vice president in charge of mortgage-related trading and sales. From 1984 to 1985, Mr. Midanek was the senior mortgage-related securities trader at Drexel Burnham Lambert, in charge of the contract trading function, and traded a wide variety of collateral types, including residential fixed and floating rate whole loans, recreational vehicle paper, mobile home loans, project loans and branch sale notes. Mr. Midanek began his Wall Street career as the controller of PaineWebber Real Estate Securities. He also is a Certified Public Accountant. He graduated Summa Cum Laude from Queens College with a degree in accounting.


Deborah Hicks Midanek is Chief Executive Officer of Solon, which she co-founded in 1989, and Chairman and Chief Executive Officer of The Solon Funds. From July 1992 through September 1993, Ms. Midanek was a Managing Director of Montgomery Asset Management, L.P. and its Director of Mutual Funds. Her responsibilities included marketing, new product development, operations and compliance for Montgomery's mutual funds, a rapidly growing complex of no-load direct marketed funds. During her tenure, Montgomery's mutual fund assets grew from approximately $250 million in two funds to approximately $1 billion in ten funds.

Until February 1990, Ms. Midanek was responsible for new business/new product development for Drexel Burnham Lambert's Mortgage Backed Securities Department, where she worked with various financial institution clients originating a broad variety of transactions, including CMO/REMICs, private label pass through, senior/ subordinated, whole loan and consumer receivables backed transactions. She came to Drexel as a founder of the Interest Rate Products Group, which grew to over $40 billion in outstanding contracts. Previously Ms. Midanek was a member of Bankers Trust Company's Capital Markets Group, where she originated interest rate and currency swap transactions and structured and placed corporate debt securities with institutional investors. She joined Bankers Trust as a member of the Strategic Planning Department, reporting to the Office of the Chairman, where she participated in the sale of the bank's retail branch system and in other aspects of the bank's conversion from a retail to a wholesale institution.

Ms. Midanek holds an MBA from the Wharton School and an undergraduate degree in history from Bryn Mawr College. She also serves as a director and as chairman of the Compensation Committee for Standard Brands Paint Company, a New Stock Exchange listed company; as a Trustee of Warren Wilson College and of the Committee for Economic Development.

Management Fees and Other Expenses

The Manager provides each Fund with advice on buying and selling securities, manages the investments of each Fund, including the placement of orders for portfolio transactions, furnishes each Fund with office space and certain limited support services, and provides the personnel needed by each Fund with respect to the Manager's responsibilities under the Manager's Investment Management Agreement with each Fund. The Manager also compensates the members of the Trust's Board of Trustees who are interested persons of the Manager, and assumes the cost of printing prospectuses and shareholder reports for dissemination to prospective investors. As compensation, each Fund pays the Manager a monthly management fee (accrued daily) based upon the value of the average daily net assets of the Fund, at the annual rate of twenty five one-hundredths of one percent (0.25%). The Subadviser provides the Manager with advice on buying and selling securities and manages the investments of each Fund, including the placement of orders for portfolio transactions, pursuant to its Subadvisory Agreement with the Manager. The Subadviser provides its services to the Manager on a cost-reimbursement basis, payable monthly.

Solon Asset Management, L.P. also serves as each Fund's Administrator (the "Administrator"). The Administrator performs services with regard to various aspects of the Funds' administrative operations, including performance measurement and analytics, tax and treasury services, management of printing of prospectuses and shareholder reports, financial reporting and assistance in preparation of financial statements, preparation of Board of Trustee and shareholder meeting materials, development and monitoring compliance procedures, Blue Sky monitoring, assistance in maintaining shareholder accounts and management of legal services. As compensation, each Fund pays the Administrator a fee at an annual rate of seven one-hundredths of one percent (0.07%) of average daily net assets, accrued daily and paid monthly.

Each Fund is responsible for its own operating expenses including, but not limited to: the Manager's fee; the Administrator's fee; taxes, if any; brokerage and commission expenses, if any; interest charges on any borrowings; transfer agent, custodian, administrator, legal and auditing fees; fees and expenses of Trustees who are not interested persons of the Manager; salaries of certain personnel; costs and expenses of performing the transfer agency function and calculating its daily net asset value; costs and expenses of accounting, bookkeeping and recordkeeping required under the Investment Company Act; insurance premiums; trade association dues; fees and expenses of registering and maintaining registrations of its shares for sale under federal and applicable state securities laws; all costs associated with shareholders meetings and the preparation and dissemination of proxy materials, except for meetings called solely for the benefit of the Manager or its affiliates; information and reports to shareholders; and other expenses relating to each Fund's operations, plus any extraordinary and nonrecurring expenses that are not expressly assumed by the Manager. Each Fund also is responsible for fees of up to twenty-five one hundredths percent (0.25%) per annum of average daily net assets paid to dealers and others, including the Manager, who provide individualized shareholder reporting or administrative services.

The Manager has agreed to reduce some or all of its management fees if necessary to keep total annual operating expenses at 50 one hundredths of one percent (0.50%) of each Fund's average net assets. The Manager also may voluntarily reduce such fees in additional amounts to increase the return to the Fund's investors. Any reductions made by the Manager in its fees are subject to reimbursement by the appropriate Fund within the following three years provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations.

To the extent the Manager performs a service or assumes an operating expense for which a Fund is obligated to pay and the performance of such service or payment of such expense is not an obligation of the Manager under the Investment Management Agreement or the Administrator under the Administration Agreement, the Manager is entitled to seek reimbursement from the Fund for the Manager's costs incurred in rendering such service or assuming such expense. The Manager, out of its own funds, also may compensate broker-dealers who have signed dealer agreements with the Distributor for the distribution of the Fund's shares as well as other service providers who provide shareholder or administrative services.

The Manager considers a number of factors in determining which brokers or dealers to use for a Fund's portfolio transactions. While these are more fully discussed in the Statement of Additional Information, the factors include, but are not limited to, the reasonableness of commissions, the quality of services and execution and the availability of research that the Manager may lawfully and appropriately use in its investment management and advisory capacities. Provided a Fund receives prompt execution at competitive prices, the Manager also may consider the sale of the Fund's shares as a factor in selecting broker-dealers for the Fund's portfolio transactions.

Investors Fiduciary Trust Company, located at 127 West 10th Street, Kansas City, Missouri 64105, serves as the Funds' custodian (the
"Custodian").  The Trust acts as the transfer agent for each Fund.

HOW TO INVEST

Each Fund's shares are offered directly to the public at their current net asset value, with no sales load, commissions or Rule 12b-1 fees. The Funds' shares are offered for sale by the Funds and the Distributor and through selected securities brokers and dealers.

The minimum initial investment for each Fund is $5,000. Subsequent investments for each Fund must be at least $100. The Manager or the Distributor, in its discretion, may waive these minimums. Purchases may also be made in certain circumstances by payment of securities. See "In Kind Purchases" below and the Statement of Additional Information for further details.

Investing Directly By Wire

Investors who desire to purchase shares directly from the Funds by wire should follow the instructions indicated below.

Initial Investment

     Before wiring funds, call a Fund service representative at The Solon Funds at 510-988-7110 to advise that you intend to make an initial investment by wire and to receive an account number.

     Provide the Fund service representative with the name of the applicable Fund, the name of the investor and the dollar amount to be invested.

     Complete the Account Application. Be sure to include the date and the account number.

     Mail or deliver the completed Account Application to:

        The Solon Funds
        1981 N. Broadway, Suite 325
        Walnut Creek, California 94596

     Request the investor's bank to transmit immediately available funds by wire for purchase of shares in the investor's name to the Custodian, as follows:

        Investors Fiduciary Trust Company
        ABA # 011000028
        State Street Bank & Trust Co.
        DDA #3794-4089
        Solon Clearing Account
        Attention:  Solon One Year or
        Solon Three Year, as applicable
        For credit to:
        Name of Shareholder:


Subsequent Investments

     Instruct the bank to wire funds as indicated above. Please contact a Fund service representative at 510-988-7110 prior to making subsequent investments by wire.

It is essential that complete information regarding your account be included in all wire instructions in order to facilitate prompt and
accurate handling of investments.   Investors may obtain further
information about remitting funds in this manner and any fees that may be imposed from their own banks.

Investing Directly By Check

Investors who desire to purchase shares directly from the Funds by check should follow the instructions indicated below.

Initial Investment

     Complete the Account Application.

     Make your check(s) payable to Solon Short Duration
     Government Fund: One Year Portfolio or Solon Short Duration
     Government Fund: Three Year Portfolio, as applicable.

     Mail or deliver the check and the completed Account
     Application to:

        The Solon Funds
        1981 N. Broadway, Suite 325
        Walnut Creek, California 94596


Subsequent Investments

     Detach and complete the Investment Voucher stub attached to your account statement.

     Make your check(s) payable to Solon Short Duration
     Government Fund: One Year Portfolio or Solon Short Duration
     Government Fund: Three Year Portfolio, as applicable. Write your shareholder account number on the check.

     Mail or deliver the check and the Investment Voucher stub to:

        The Solon Funds
        1981 N. Broadway, Suite 325
        Walnut Creek, California 94596


All investments must be made in U.S. dollars, and, to avoid fees and delays, checks must be drawn only on banks located in the U.S. A charge may be imposed if any check used for investment does not clear. Each of the Funds and the Distributor reserves the right to reject any purchase order in whole or in part.

If an order, including a completed and executed Account Application, is received by The Solon Funds and the Custodian by 4:00 p.m., New York time, on any day that the New York Stock Exchange ("NYSE") is open for trading and is not a National Bank holiday, a Fund's shares will be purchased at the Fund's next-determined net asset value. Orders for a Fund's shares that are received after 4:00 p.m., New York time will be purchased at the next-determined net asset value after receipt.

The Exchange and National Banks will not be open for business on New Year's Day, Martin Luther King's Birthday, President's Day,
Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day, and Christmas Day.

Telephone Purchases

Unless a shareholder has affirmatively elected on the Account Application to decline the telephone purchase privilege, a shareholder may call a Fund service representative at The Solon Funds at 510-988-7110 by 4:00 p.m., New York time, on any day the NYSE is open for business and is not a National Bank holiday to request same-day purchase of shares. The maximum telephone purchase is an amount up to five times the preceding day's market value of shares paid for and held in the shareholder's account. Payments in federal funds for shares purchased by telephone must be received by the Custodian by 10:00 a.m. New York time on the next day following the purchase request that the New York Stock Exchange is open for business and is not a National Bank Holiday. Telephone purchase payments should be sent to the Custodian at 127 West 10th Street, Kansas City, Missouri 64105. Should payment not be received when required, The Solon Funds will cancel the telephone purchase request. The Funds will employ reasonable procedures in an effort to confirm the authenticity of telephone instructions, such as requiring the caller to give a special authorization number. Provided these procedures are followed, The Solon Funds and the Custodian will not be responsible for any loss, expense or cost arising out of any telephone instruction. See discussion of limitation of liability under "Telephone Redemptions."

Investing through Securities Brokers and Dealers

Investors may purchase shares of each Fund from other selected securities brokers or dealers. Investors should contact their securities broker or dealer directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged by the broker or dealer. Purchase orders through securities brokers and dealers are effected at the next-determined net asset value after receipt of the order by such broker-dealer, provided the broker-dealer transmits such order to The Solon Funds on a timely basis so that it is received by 4:00 p.m., New York time on days that the applicable Fund issues shares. Orders received after that time will be purchased at the next-determined net asset value after both the order and payment in federal funds are received.

Exchange Privileges

Shares of each Fund may be exchanged for shares of the other funds of the Trust (only in states where shares of those funds are exempt from registration or qualified for sale and provided the respective Fund is open to new shareholders or the requesting shareholder has an existing account with the respective Fund), on the basis of their relative net asset values (with no sales charge or exchange fee) at the time of the exchange. Shareholders must have received a prospectus for the Fund into which they want to exchange. Shares of a Fund may not be exchanged for shares of another Fund unless the amount exchanged satisfies the minimum applicable investment requirement. Unless an investor affirmatively elects to decline telephone exchange privileges in the Account Application, a shareholder may make exchanges by telephone. Each Fund will employ reasonable procedures in an effort to confirm the authenticity of telephone instructions, such as requiring the caller to give a special authorization number. Provided these procedures are followed, The Solon Funds will not be responsible for any loss, expense or cost arising out of any telephone instruction. Shareholders should note that an exchange may result in recognition of a gain or loss for income tax purposes. See further discussion of limitations of liability under "Telephone Redemption." Exchange privileges may be modified or suspended by each Fund upon 60 days' prior notice to shareholders.

In Kind Purchases

An investor may purchase shares of each Fund by tendering payment in kind in the form of securities, provided that any such tendered securities are readily marketable, their acquisition is consistent with the Fund's investment objective and policies, the tendered securities are otherwise acceptable to the Manager and the investor is not an affiliate or an affiliate of an affiliate of The Solon Funds. For these purposes, a shareholder who owns 5% or more of The Solon Funds outstanding shares would be considered an affiliate. For the purposes of sales of shares of a Fund for such securities, the tendered securities shall be valued at the identical time and in the identical manner that the portfolio securities of the Fund are valued for the purpose of calculating the net asset value of the Fund's shares.

General

Federal tax law requires that, unless exempt, an investor provide The Solon Funds a certified Taxpayer Identification Number and certain other required certifications upon opening or reopening an account in order to avoid back-up withholding on taxable distributions and proceeds of redemptions. See "Back-up Withholding Instructions" in this Prospectus and the Account Application for further information. A financial institution subject to Section 23A of the Federal Reserve Act is subject to limitations upon purchases of additional shares of a Fund if such institution owns more than 25% of the outstanding shares of The Solon Funds. Share certificates will not be issued by either Fund. All shares are held in non-certificated form registered on the books of a Fund for the account of the shareholder.

HOW TO REDEEM

Each Fund will redeem all or any portion of an investor's outstanding shares upon request. Redemptions can be made on any day that the NYSE is open for trading and is not a National Bank holiday. The redemption price is the net asset value per share next determined after the shares are validly tendered for redemption and such request is received by The Solon Funds or, in the case of repurchase orders, the Distributor or other securities dealers. The procedures for requesting a redemption are set forth below.

Direct Redemption

Redemptions can be requested in writing by letter directed to The Solon Funds. The Solon Funds require that the signature(s) on any written request from an investor other than a national bank or savings association be guaranteed by an eligible guarantor institution, such as a commercial bank, a member firm of a domestic stock exchange or the National Association of Securities Dealers, Inc., an authorized credit union, a national securities exchange, a registered securities association, a clearing agency or a savings association. Please contact The Solon Funds for more information.

Telephone Redemption

Unless a shareholder affirmatively elects to decline telephone redemption privileges in the Account Application, a shareholder may redeem shares by calling a Fund service representative at 510-988-7110 before 4:00 p.m., New York time, on any business day that the NYSE is open for trading and is not a National Bank holiday.

By not declining telephone redemption privileges, a shareholder authorizes The Solon Funds to act upon the instruction of the shareholder or the shareholder's designee by telephone to redeem from the account for which such service has been authorized and transfer the proceeds to the bank or other account designated in the Account Application. The Solon Funds will employ reasonable procedures in an effort to confirm the authenticity of telephone instructions, such as requiring the caller to give a special authorization number. Provided these procedures are followed, The Solon Funds will not be responsible for any loss, expense or cost arising out of any telephone instruction. The Solon Funds may change, modify or terminate these privileges at any time upon at least 60 days' notice to shareholders.

Shareholders may decline telephone exchange or redemption privileges after an account is opened by so instructing The Solon
Funds in writing at least seven business days prior to the date the instruction is to be effective.

Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity.
Accordingly, during periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram or overnight courier.

Repurchase Orders

Shareholders also may sell shares back to a Fund by wire or telephone through the Distributor or selected securities brokers or dealers. Shareholders should contact their securities broker or dealer for appropriate instructions and for information concerning any transaction or service fee that may be imposed by the broker or dealer. Shareholders are entitled to the net asset value, less the redemption expense reimbursement fee, next determined after receipt of a repurchase order by such broker-dealer, provided the broker-dealer transmits such order on a timely basis to The Solon Funds so that it is received by 4:00 p.m., New York time on a day that the Fund redeems shares. Orders received after that time are entitled to the net asset value next determined after receipt.

In Kind Redemptions

When in the judgment of the Manager it is consistent with the best interests of a Fund, an investor may redeem shares of the Fund and receive securities from the Fund's portfolio selected by the Manager in its sole discretion, provided that such redemption is not expected to affect the Fund's ability to attain its investment objective or otherwise materially affect its operations and the shareholder is not affiliate or an affiliate of an affiliate of The Solon Funds. For these purposes, a shareholder who owns more than 5% of outstanding shares of The Solon Funds would be considered an affiliate. For the purposes of redemptions in kind, the redeemed securities shall be valued at the identical time and in the identical manner that the other portfolio securities are valued for purposes of calculating the net asset value of the Fund's shares.

General

Payment of redemption proceeds is made promptly regardless of when redemption occurs, but not later than seven days after the receipt of all documents in proper form, including a written redemption order with any required signature guarantee in cases where telephone redemption privileges are not being used. Redemption proceeds will be mailed or wired in accordance with the shareholder's instruction on the Account Application to a predesignated account. The minimum amount that may be wired is $1,000 (third party wire charges, if any, will be deducted from redemption proceeds). Each Fund reserves the right to permit lesser wire amounts or fees in the Manager's discretion. Each Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC. For shares purchased by check and redeemed shortly after the purchase, The Solon Funds will not mail redemption proceeds until it has been notified that the monies used for the purchase have been collected, which may take up to 15 days from the purchase date. Shares tendered for redemptions through brokers or dealers (other than the Distributor) may be subject to a service charge by such brokers or dealers.

Each Fund reserves the right to redeem shares in any account if at any time, due to redemptions by the shareholder, the total value of a shareholder's account is less than $1,000. If a Fund determines to make such an involuntary redemption, the shareholder will first be notified that the value of the shareholder's account is less than $1,000 and will be allowed 30 days to make an additional investment to bring the value of that account to at least $1,000 before the Fund takes any action.

HOW NET ASSET VALUE IS DETERMINED

The net asset value of each Fund is determined once daily as of 4:00 p.m., New York time, on each day that the NYSE is open for trading and is not a National Bank holiday. Net asset value is calculated by dividing the value of the Fund's total net assets by the total number of the Fund's shares then outstanding.

As more fully described in the Statement of Additional Information, portfolio securities are valued using current market valuations: either the last reported sale price or, in the case of securities for which there is no last reported sale, the mean between the closing bid and asked price. Securities for which market quotations are not readily available or which are illiquid are valued at their fair values as determined in good faith under the supervision of the Trust's officers and by the Manager, respectively, in accordance with methods which are specifically authorized by the Board of Trustees. Short term obligations with maturities of 60 days or less are valued at amortized cost as reflecting fair value.

DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. Each Fund's current policy is to declare income dividends daily and pay them monthly on or about the last business day of the month. Each Fund currently intends to make one or, if necessary to avoid the imposition of tax on the Fund, more distributions during each calendar year. A distribution may be made on or about December 31 of each year with respect to any undistributed capital gains earned during the one year period ended October 31 of such calendar year. Another distribution of any undistributed capital gains will be made following each Fund's fiscal year end (last day in February). The amount and frequency of dividends and distributions by either Fund are not guaranteed and are at the discretion of the Trust's Board of Trustees.

Unless investors request dividends and cash distributions in writing at least seven business days prior to the dividend or distribution, or on the Account Application, all dividends and other distributions will be reinvested automatically in additional shares of the Fund and credited to the shareholder's account at the closing net asset value on the reinvestment date.

TAXATION

Each Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by distributing substantially all of its net investment income and net capital gains to its shareholders and meeting other requirements of the Code relating to the sources of its income and diversification of its assets. Accordingly, each Fund generally will not be liable for federal income tax except to the extent its earnings are not distributed or are distributed in a manner that does not satisfy the requirements of the Code pertaining to the timing of distributions.

For federal income tax purposes, any dividends derived from net investment income and any excess of net short term capital gain over net long term capital loss that investors (other than certain tax-exempt organizations that have not borrowed to purchase Fund shares) receive from either Fund are considered ordinary income.
It is not anticipated that any of the distributions paid by a Fund will be eligible for the dividends-received deduction allowed to corporate shareholders under the Code. Distributions of the excess of net long term capital gain over net short term capital loss are treated by shareholders as long term capital gains regardless of the length of time they have held the Fund's shares. Distributions of income and capital gains are taxed in the manner described above, whether they are taken in cash or are reinvested in additional shares of a Fund.

Shareholders that are not exempt recipients are required by law to provide a Fund with their correct Social Security or other Taxpayer Identification Number ("TIN"), regardless of whether they file tax returns. Failure to do so may subject a shareholder to penalties. Failure to provide a correct TIN, to check the appropriate boxes in the Account Application and to sign the shareholder's name could result in backup withholding by the Fund of 31% of the amount of any distributions or other payments made to a shareholder's account. Any tax withheld may be credited against taxes owed on a shareholder's federal income tax return.

Each Fund will inform its investors of the source of their dividends and distributions at the time they are paid, and will promptly, after the close of each calendar year, advise investors of the tax status of those distributions and dividends. Investors (including tax-exempt investors and non-U.S. investors) are advised to consult their own tax advisers regarding the particular tax consequences to them of an investment in shares of a Fund. Additional information on tax matters relating to each Fund and its shareholders is included in the Statement of Additional Information.

Financial Institutions Taxation Principles

Recent amendments to the Code will require many financial institutions that invest in a mutual fund to make an election as to the classification of the fund's shares for federal income tax purposes. Section 475 of the Code requires that a "dealer" in securities generally must "mark to market" at the end of its taxable year all securities which it owns. With certain important exceptions, the dealer must treat the resulting gain or loss as ordinary (and not capital) gain or loss.

These tax "mark to market" rules do not apply, however, to a security "held for investment" that the dealer clearly identifies in its records as being held for investment before the end of the day on which the dealer acquired the security.
Financial institutions, including insurance companies that make or sell policy loans, are advised to consult their own tax advisers regarding the application of the above rules to them in connection with an investment in a Fund. See also "Financial Institutions Accounting Principles."

PORTFOLIO SECURITIES

Each Fund purchases securities only to the extent National Banks and Federal Associations may do so under applicable federal laws and the regulations and supervisory policies of the OCC, OTS, FDIC and FRB.

Mortgage-Related Securities

A mortgage-related security is an interest in a pool of mortgage loans. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgages pool are paid off by the borrowers.

Agency Mortgage-Related Securities. The dominant issuers or guarantors of mortgage-related securities today are GNMA, FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA creates pass-through securities from pools of U. S. government guaranteed or insured (Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings associations. FNMA and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings associations, savings banks, commercial banks, credit unions and mortgage bankers.

The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal, of its pass-through securities. FNMA and FHLMC securities are not backed by the full faith and credit of the United States; however, they are generally considered to offer minimal credit risks. The yields provided by these mortgage-related securities historically have exceeded the yields on other types of U.S. government securities with comparable maturities in large measure due to the risks associated with prepayment. See "Risk Considerations."

Adjustable rate mortgage securities ("ARMs") are a form of pass-through security representing interests in pools of mortgage loans, the interest rates of which are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. The adjustment feature of ARMs tends to make their values less sensitive to interest rate changes.

Collateralized mortgage obligations ("CMOs") are mortgage-related securities that separate the cash flows of mortgage pools into different components called classes or "tranches." Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of, and interest on, the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

Each Fund considers GNMA, FNMA and FHLMC-issued pass-through certificates, CMOs, and other mortgage-related securities to be U.S. Government securities for purposes of each Fund's investment policies. Further, each Fund invests only in mortgage-related securities that are either (i) not considered "high risk" under applicable OCC, OTS, FDIC and FRB supervisory policies, or (ii) if considered high risk under such policies, purchased solely to reduce interest rate risk in accordance with such policies.

Privately Issued Mortgage-Related Securities.

Mortgage-related securities offered by private issuers include pass-through securities for pools of conventional residential mortgage loans; mortgage pay-through obligations and mortgage-backed bonds, which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs which are collateralized by mortgage-related securities issued by GNMA, FNMA, FHLMC or by pools of conventional mortgages. Each Fund limits its investments in privately issued mortgage-related securities to "mortgage related securities" within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended.

Mortgage-related securities created by private issuers generally offer a higher rate of interest (and greater credit and interest rate risk) than U.S. Government and U.S. Government mortgage-related securities because they offer no direct or indirect government guarantees of payments. However, many issuers or servicers of mortgage-related securities guarantee, or provide insurance for, timely payment of interest and principal on such securities.

Other Portfolio Securities.

Other portfolio securities that each Fund may purchase include:

Variable Rate Demand Notes. Each Fund may invest in variable rate demand notes which are instruments which have rates of interest that are adjusted periodically or which "float" continuously according to specific formulae and often have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest.

Zero Coupon Bonds.

Zero coupon bonds are debt obligations which do not pay current interest and consequently are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of interest at the time of issuance. Zero coupon bonds prices can be very volatile when market interest rates change.

The original issue discount on the zero coupon bonds must be included in each Fund's income ratably as it accrues even though the Fund has not received payment of that currently accrued original issue discount. In general, each Fund distributes an amount of cash equal to the currently accrued original issue discount, and this may require a Fund to liquidate securities at times when the Fund might not otherwise choose to sell and may cause the Fund to incur capital losses on these sales.
Accordingly, each Fund will not be able to purchase additional income-producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result. See "Tax Information" in the Statement of Additional Information.

General Obligation Bonds and Notes.

General obligation bonds and notes of states and their subdivisions are debt obligations secured by the pledge of the issuer's full faith, credit and taxing power for the payment of principal and interest. Bond anticipation notes, tax anticipation notes and revenue anticipation notes are short-term securities against which the proceeds of a planned permanent financing, future real estate levies and issuer revenues other than general tax receipts, respectively, are pledged.

Investment Company Securities.

Each Fund may invest up to 10% of its total assets in investment companies in which National Banks and Federal Associations may invest under applicable Federal law and the regulations and supervisory policies of the OCC and OTS. Each Fund will invest in shares of such investment companies if the Manager determines that the benefit of increased yield for the Fund exceeds the costs associated with each such investment relative to the available yields and costs associated with direct investments in Eligible Securities. In accordance with applicable state regulatory provisions, the Manager has agreed to waive its management fee with respect to the assets of a Fund that are invested in other open-end investment companies.

Each Fund's investment in other investment companies will be subject to applicable provisions of the Investment Company Act that require, among other things, that the Fund and affiliated persons of the Fund not own together more than 3% of the total outstanding shares of any one investment company. Each Fund's investment in shares of any one investment company may not exceed 1% of such company's total outstanding securities at the time of purchase.
See the Statement of Additional Information for further information concerning each Fund's investment in other investment companies.

OTHER INVESTMENT PRACTICES

Each Fund engages in the following investment practices only to the extent to which National Banks and Federal Associations may engage in such practices under applicable federal laws and the regulations and supervisory policies of the OCC, OTS, FDIC and FRB.

Repurchase Agreements and Reverse Dollar Roll Transactions.

Each Fund may enter into repurchase agreements in which the Fund acquires an Eligible Security from a bank, a broker-dealer or other financial institution that simultaneously agrees to repurchase the security at a specified time and price. The repurchase price is in excess of the purchase price by an amount which reflects an agreed-upon rate of return, which is not determined by the coupon rate on the underlying security. A reverse dollar roll transaction involves a purchase by a Fund of an Eligible Security from a financial institution concurrently with an agreement by the Fund to resell a similar security to the institution at a later date at an agreed-upon price. Repurchase agreements and reverse dollar roll transactions are fully collateralized in a manner similar to loans of the Fund's portfolio securities. See the Statement of Additional Information for further information. However, if the seller should default on its obligation to repurchase the underlying Eligible Security, a Fund may experience delay or difficulty in exercising its rights to realize upon its Eligible Security and might incur a loss if the value of the Eligible Security declines, as well as disposition costs in liquidating the Eligible Security.

Reverse Repurchase Agreements and Dollar Roll Transactions.

A reverse repurchase agreement involves a sale by a Fund of securities that it holds to a bank, broker-dealer or other financial institution concurrently with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. A dollar roll transaction involves a sale by a Fund of an Eligible Security to a financial institution concurrently with an agreement by the Fund to repurchase a similar Eligible Security from the institution at a later date at an agreed-upon price. Each Fund will fully collateralize its reverse repurchase agreements and dollar roll transactions in an amount at least equal to the Fund's obligations under the reverse repurchase agreement or dollar roll transaction by cash, U.S. Government securities or other high grade liquid debt securities that the Fund's custodian, or a designated subcustodian, segregates from other Fund assets. In segregating such assets, the Funds' custodian places such assets in a segregated account. See the Statement of Additional Information for further information.

Borrowing.

Each Fund may borrow money from banks in an aggregate amount not to exceed one-third of the value of the Fund's total assets, and the Fund may pledge its assets in connection with such borrowings. In addition, each Fund considers reverse repurchase agreements and dollar roll transactions to be borrowings and accordingly, limits its borrowings from all sources to no more than one-half of the value of the Fund's total assets. Under most normal market conditions, however, each Fund expects that borrowings from all sources only occasionally will exceed one third of the value of its total assets.

Leverage.

Leveraging a Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leveraging creates interest expenses for a Fund which could exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest that a Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced. Because the SEC staff believes both reverse repurchase agreements and dollar roll transactions are collateralized borrowings, the SEC staff believes that they create leverage, which is a speculative factor. The requirement that such transactions be fully collateralized by assets segregated by the Fund's Custodian does impose a practical limit on the leverage created by such transactions. The Manager will not use leverage if as a result the effective duration of the portfolios of the One Year Portfolio and the Three Year Portfolio would not be comparable or less than that of a one-year U.S. Treasury Note and a three-year U.S. Treasury Note, respectively.

Securities Lending.

Each Fund may lend securities to brokers, dealers and other financial organizations. These loans, if and when made, may not exceed 30% of the value of the loaning Fund's total assets. Each Fund's loans of securities are collateralized in an amount at least equal to the current market value of the loaned securities, plus any accrued interest, by cash, letters of credit, U.S. Government securities or other high grade liquid debt securities that the Funds' custodian, or a designated sub-custodian, segregates from other Fund assets. If the seller should default on its obligation to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its rights to realize upon the security and might incur a loss if the value of the security declines as well as disposition costs in liquidating the security. See the Statement of Additional Information for further instructions.

When-Issued and Forward Commitment Securities.

Each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" or "delayed delivery" basis in order to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, normally seven to 15 days later, or in the case of certain CMO issues, 45 to 60 days later. When-issued securities and forward commitments may be sold prior to the settlement date, but each Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be.

No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Fund. If a Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, it causes its custodian to segregate cash, U.S. Government securities or other high grade liquid debt securities equal to the value of the when-issued or forward commitment securities and causes the segregated assets to be marked to market daily. There is a risk that the securities may not be delivered and that the Fund may incur a loss.

Each Fund will not purchase (but may sell) securities on a when-issued or forward commitment basis involving delivery of the security more than 30 days following the trade date if such purchase, when combined with the Fund's covered put options, would exceed 5% of the Fund's total assets. In no event will the Fund enter into when-issued or delayed delivery purchases providing for delivery more than 60 days following the trade date unless it obtains a no-action letter or similar relief from the OTS permitting delivery in excess of 60 days, but in no event more than 120 days.

Options and Futures Transactions.

Each Fund may seek to hedge against a decrease in value of its portfolio by writing (i.e., selling) covered call options. When a Fund writes a call option, it receives a premium and gives the purchaser the right to buy the underlying security at a fixed price. A call option is "covered" if (i) the Fund owns the optioned securities or has the right to acquire such securities without additional consideration, (ii) the Fund causes its custodian to segregate cash, U.S. Government securities or other high grade liquid debt obligations having a value sufficient to meet the Fund's obligations under the call option, or (iii) the Fund owns an offsetting call option.

Each Fund also may write covered put options in an attempt to realize enhanced income when it is willing to purchase the underlying debt security for its portfolio at the exercise price. When a Fund writes a put option, it receives a premium and gives the purchaser of the put the right to cause the Fund to buy the underlying security at a fixed exercise price. A put option is "covered" if the Fund causes its custodian to segregate cash, U.S. Government securities or other high grade liquid debt instruments with a value not less than the exercise price of the option or holds a put option on the same underlying security. Each Fund also may purchase call options for the purpose of acquiring the underlying securities for its portfolio and may purchase put options for hedging purposes. Each Fund will not enter into covered put options which, when combined with outstanding purchases of securities on a when-issued or forward commitment basis, would exceed 5% of the Fund's total assets.

To reduce its net interest rate risk exposure with respect to its portfolio, each Fund may sell and, in certain circumstances, purchase, interest rate futures contracts. An interest rate futures contract is an agreement by a Fund to purchase or sell debt securities, usually U.S. Government securities, at a specified date and price. When a Fund sells an interest rate futures contract, it enters into a futures contract to sell an underlying security.
Each Fund may purchase interest rate futures contracts (i.e., enter into a futures contract to purchase the underlying debt security) only to close out an interest rate futures contract it has previously sold.

Each Fund will not enter into any futures contracts if the sum of the initial margin deposits on futures contracts purchased by the Fund would exceed 5% of the value of the Fund's total assets. Each Fund will not purchase futures contracts if, as a result, the underlying contract amounts would exceed one-third of the value of the Fund's total assets.

Each Fund will not engage in transactions involving interest rate futures contracts for speculation but only as a hedge against changes in the market values of debt securities held or intended to be purchased by the Fund and where the transactions are appropriate to reduce the Fund's interest rate risks. There can be no assurance that hedging transactions will be successful. A Fund also could be exposed to risks if it could not close out its futures or options positions because of an illiquid secondary market.

Futures and options have effective durations which, in general, are closely related to the effective duration of the securities which underlie them. Holding purchased futures or call option positions (backed by segregated cash, U.S. Government securities or other high grade liquid debt obligations) will lengthen the duration of a Fund's portfolio.

While utilization of options and futures contracts and similar instruments may be advantageous to a Fund, the Fund's performance will be worse than if the Fund did not make such investments if the Manager is not successful in employing such instruments in managing the Fund's investments or in predicting interest rate changes. In addition, a Fund will pay commissions and other costs in connection with such investments, which may increase the Fund's expenses and reduce its return. A further discussion of the possible risks involved in transactions in options and futures contracts is contained in the Statement of Additional Information.

Illiquid Securities. Each Fund may not invest more than 10% of its net assets in illiquid securities, i.e., securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued such securities.


Defensive Investments and Portfolio Turnover. Notwithstanding its investment objective, each Fund may adopt up to a 100% cash or cash equivalent position for temporary defensive purposes to protect against the erosion of its capital base. Portfolio securities are sold whenever the Manager believes it is appropriate, regardless of how long the securities have been held by the Fund. The Manager therefore will change a Fund's investments whenever it believes doing so will further the Fund's investment objective. Under certain market conditions the Fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Fund, including dealer mark-ups and other transaction costs attributable to the sale of securities and reinvestment in other securities. Portfolio turnover also may result in the recognition of capital gains which may be distributed to shareholders. Tax considerations may limit the Fund's portfolio turnover. Each Fund's annual portfolio turnover rate is anticipated to be between 100% and 400% but may vary from, and is not necessarily limited to, that range. For the fiscal year ended February 29, 1996, portfolio turnover was 0% for the One Year Portfolio and 251% for the Three Year Portfolio. For the fiscal year ended February 28, 1997, portfolio turnover was 81.82% for the One Year Portfolio and 279% for the Three Year Portfolio. Higher portfolio turnover may result in higher Fund expenses. For further discussion regarding tax consequences for the shareholder resulting from distribution of capital gains due to high portfolio turnover, see the "Taxation Distrubtions and Tax Information" in the Statement of Additional Information.


The Funds pay no commissions for bonds bought and sold.

Each Fund has adopted certain investment limitations which, like the Fund's investment objective, may not be changed without the approval of the Fund's shareholders. A further description of these and other investment policies and limitations is included in the Statement of Additional Information.

GENERAL INFORMATION

The Trust

Each Fund is a series of The Solon Funds, a Delaware business trust that was organized on October 27, 1993. The Agreement and Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest, $.01 par value, in any number of series. Each Fund is one of several series of the Trust, the assets and liabilities of which are separate and distinct from each other.

Shareholder Rights

Shares issued by each Fund have no preemptive, conversion, or subscription rights. Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shareholders have equal and exclusive rights as to dividends and distributions as declared by a Fund and to the net assets of the Fund upon liquidation or dissolution. Each Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund (e.g., approval of its Investment Management Agreement);
all series of the Trust will vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required to and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees at their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust for the purpose of electing or removing Trustees. Shareholders may receive assistance in communicating with other shareholders in connection with the election or removal of Trustees pursuant to the provisions contained in Section 16(c) of the Investment Company Act.

Performance Information

From time to time, each Fund may publish its total return in advertisements and communications to investors. Total return information generally will include the Fund's average annual compounded rate of return over the most recent four calendar quarters and over the period from the Fund's inception of operations. Each Fund also may advertise aggregate and average total return information over different periods of time. Each Fund's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period according to a specific formula. Aggregate total return is calculated in a similar manner, except that the results are not annualized. Total return figures will reflect all recurring charges against a Fund's income. See "Performance Information" in the Statement of Additional Information.

The investment results of each Fund will fluctuate over time, and any presentation of each Fund's total return for any prior period should not be considered as a representation of what an investor's total return may be in any future period.

Legal Counsel

Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York 10022 serves as the Trust's legal counsel.

Independent Auditors

Ernst & Young, LLP, One Kansas City Place, 1200 Main Street, Kansas City, MO 64105 are the Trust's independent auditors.

Shareholder Inquiries

Shareholder inquiries generally should be directed to 510-988-7110 or 800-GO-SOLON.

BACKUP WITHHOLDING INSTRUCTIONS

If a shareholder does not have a Taxpayer Identification Number
(TIN), the shareholder should apply for one immediately by contacting the local office of the Social Security Administration or the IRS. Backup withholding could apply to payments made to a shareholder's account while awaiting receipt of a TIN.

If a shareholder has been notified by the IRS that he is subject to backup withholding because he failed to report all interest and dividend income on its tax return (and such notice has not been reveresed by the IRS), the shareholder should cross out the backup withholding certification in the signature portion of the Account Application.

If a shareholder of a Fund is a nonresident alien or foreign entity, a completed Form W-8 should be provided to the Fund in order to avoid backup withholding on redemptions and certain other payments. Dividends paid to a foreign shareholder would generally be subject to up to 30% withholding. Foreign investors should consult their tax advisers regarding the suitability for them of an investment in a Fund.

For further information regarding backup withholding, see Section
3406 of the Code and consult with a tax adviser.

             _________________________________

                               THE TRUST
                             The Solon Funds
                       1981 N. Broadway, Suite 325
                     Walnut Creek, California 94596
                              510/988-7110
                             800 "GO SOLON"


                           INVESTMENT MANAGER
                      Solon Asset Management, L.P.
                      1981 N. Broadway, Suite 325
                     Walnut Creek, California 94596
                              510/988-7110


                              DISTRIBUTOR
                     Solon Financial Services, L.P.
                            1981 N. Broadway
                     Walnut Creek, California 94596
                              510/988-7110
                             800 "GO SOLON"


                               CUSTODIAN
                    Investors Fiduciary Trust Company
                           127 West 10 Street
                       Kansas City, Missouri 64105


                          INDEPENDENT AUDITORS
                           Ernst & Young, LLP
                          One Kansas City Place
                            1200 Main Street
                       Kansas City, Missouri 64105


                              LEGAL COUNSEL
                    Kramer, Levin, Naftalis & Frankel
                            919 Third Avenue
                        New York, New York 10022

This Prospectus is not an offering of the securities herein described in any state in which the offering is unauthorized. No salesman, dealer or other person is authorized to give any information or make any representation other than those contained in this Prospectus, the Statement of Additional Information, or in the Funds' official sales literature.

       ____________________________________________________________

                                  PART B

                    STATEMENT OF ADDITIONAL INFORMATION

                   SOLON SHORT DURATION GOVERNMENT FUNDS

       ____________________________________________________________

SOLON SHORT DURATION GOVERNMENT FUNDS
1981 N. Broadway, Suite 325
Walnut Creek, California 94596
510-988-7110

(LOGO:  Member of 100% NO-LOAD MUTUAL FUND COUNCIL)

Statement Of Additional Information

July 1, 1997

Solon Short Duration Government Funds: One Year Portfolio (the "One Year Portfolio") and Solon Short Duration Government Funds: Three Year Portfolio (the "Three Year Portfolio") (each a "Fund" and collectively the "Funds") are two diversified series of The Solon Funds, an open-end management investment company (the "Trust"). Each Fund's investment objectives are to provide maximum total return consistent with preservation of capital and prudent investment management. Each Fund seeks to achieve its objective by investing at least 65% of the Funds' total assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The One Year Portfolio maintains an average portfolio duration comparable to or less than one year U.S. Treasury Bills. The Three Year Portfolio maintains an average portfolio duration comparable to or less than three year Treasury Notes. Like all mutual funds, attainment of the Funds' investment objectives cannot be assured.


A Prospectus for the Funds, dated July 1, 1997, as may be revised from time to time, provides the basic information a prospective investor should know before purchasing shares of the Funds. A copy of the Funds' Prospectus may be obtained without charge at the address or telephone number provided above. This Statement of Additional Information is not a prospectus. It contains information in addition to, and more detailed than, that set forth in the Funds' Prospectus. It is intended to provide you with additional information regarding the activities and operations of the Funds and should be read in conjunction with the Prospectus.


Table of Contents

The Trust                                         B-1
Investment Objective and Policies                 B-2
Portfolio Securities                              B-2
Other Investment Practices                        B-4
Investment Restrictions                           B-8
Distributions and Tax Information                 B-10
Trustees and Officers                             B-11
Investment Management and Other Services          B-13
Execution of Portfolio Transactions               B-14
Additional Purchase and Redemption Information    B-15
Determination of Net Asset Value                  B-16
Principal Underwriter                             B-17
Performance Information                           B-17
General Information                               B-19
Financial Statements                              B-21
Appendix - Description of Bond Ratings            B-34


The Trust

The Solon Funds (the "Trust") is an open-end management investment company organized as a Delaware business trust on October 27, 1993, and registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Trust currently offers shares of beneficial interest, $0.01 par value per share, in various series. Each Fund is a diversified series of the Trust. The Funds are managed by Solon Asset Management, L.P. (the "Manager"), who has retained Solon Asset Management Corporation (the "Subadviser") to manage the Funds' portfolios on a day-to-day basis. The Funds' shares are distributed by Solon Financial Services, L.P. (the "Distributor").

Investment Objectives and Policies

The investment objectives and policies of the Funds are described in detail in the Funds' Prospectus. The following discussion supplements the discussion in the Funds' Prospectus.

The achievement of the Funds' objectives will depend on market conditions generally and on the Manager's analytical and portfolio management skills. Generally, the value of the U.S. government securities held by the Funds will fluctuate inversely with interest rates.

Portfolio Securities

U.S. Government Securities

U.S. Government securities in which the Funds may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by certain agencies or instrumentalities of the U.S. Government, including Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Mortgage Corporation ("FHLMC"), Federal Farm Credit Bank, Farm Credit System Financial Assistance Corporation, Federal Home Loan Banks, Financing Corporation, Federal Financing Bank, Maritime Administration, Resolution Funding Corporation, Small Business Administration (SBA loan pools and the guaranteed portions of single loan sales), Student Loan Marketing Association and Washington Metropolitan Area Transit Authority. Direct obligations of the U.S. Treasury include a variety of securities that differ primarily in their interest rates, maturities and dates of issuance. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, the Funds will not invest in obligations issued by an instrumentality of the U.S. Government unless the Manager determines that the instrumentality's credit risk makes its securities suitable for investment by the Funds.

Mortgage-Related Securities: Government National Mortgage
Association

GNMA is a wholly owned corporate instrumentality of the U.S. Government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of and interest on securities that are based on and backed by a pool of specified mortgage loans. For these types of securities to qualify for a GNMA guarantee, the underlying mortgages must be insured by the FHA under the Housing Act, or Title V of the Housing Act of 1949, as amended ("VA Loans"), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

Mortgage-Related Securities:  Federal National Mortgage Association

FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. FNMA was originally organized in 1938 as a U.S. Government agency to add greater liquidity to the mortgage market. FNMA was transformed into a private sector corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA acquires funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each FNMA pass-through security represents a proportionate interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. Government agency). The loans contained in those pools consist of one or more of the following: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans;
(4) variable rate mortgage loans; (5) other adjustable rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

Mortgage-Related Securities:  Federal Home Loan Mortgage
Corporation

FHLMC is a corporate instrumentality of the United States established by the Emergency Home Finance Act of 1970, as amended. FHLMC was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC securities typically consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one-to- four-family residential properties or multifamily projects. Each mortgage loan must include whole loans, participation interests in whole loans and undivided interests in whole loans and participation in another FHLMC security.

Privately Issued Mortgage-Related Securities

As set forth in the Prospectus, the Funds may invest in mortgage-related securities offered by private issuers including pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations ("CMOs"), provided such securities are "mortgage related securities" within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended.

The Funds may invest in, among other things, "parallel pay" CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which like the other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

Adjustable Rate Mortgage-Related Securities

As the interest rate on the mortgages underlying adjustable rate mortgage-related securities ("ARMS") are reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates. Unlike fixed rate mortgages, which generally decline in value during periods of rising interest rates, ARMS allow the Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to the Funds. Further, because of this feature, the value of ARMS are unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments. For further discussion of the risks associated with mortgage-related securities generally, see "Risk Considerations" in the Funds' Prospectus.

Zero Coupon Bonds

Like other debt securities, the price of zero coupon bonds also can reflect a premium or discount to the original issue discount indicative of the market's judgment as to the issuer's creditworthiness, the interest rate and other factors.

Other Investment Companies

Each Fund may invest up to 10% of its total assets in securities issued by other investment companies investing solely in securities in which the Fund may invest provided that such investment companies invest in portfolio securities in a manner consistent with the Funds' investment objectives and policies. Applicable provisions of the Investment Company Act require that each Fund limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 10% of the value of such Fund's total assets will be invested in the aggregate in securities of investment companies as a group; and (b) not more than 3% of the outstanding stock of any one investment company will be owned by the Funds and affiliated parties of the Funds. As a shareholder of another investment company, the Funds would bear, along with other shareholders, their pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Funds bear directly in connection with its own operations.

Applicable provisions of the Investment Company Act also provide that the Funds either seek instructions from their shareholders with regard to the voting of all proxies with respect to its investment in the securities of other investment companies and vote such proxies in accordance with such instructions, or vote the shares held by them in the same proportion as the vote of all other holders of such securities. The Funds intend to vote the shares of any other investment company securities held by it in the same proportion as the vote of all other holders of such fund's securities. The effect of such "mirror" voting is to neutralize the Funds' influence on corporate governance matters regarding other investment companies in which the Funds invest.

In accordance with applicable regulatory provisions of the State of California, the Manager has agreed to waive its management fee with respect to assets of the Funds that are invested in other investment companies.

General Obligation Bonds

Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

Other Investment Practices

Repurchase Agreements

As noted in the Prospectus, the Funds may enter into repurchase agreements. The Funds' repurchase agreements generally will involve a short-term investment in a U.S. Government security or other high grade liquid debt security, with the seller of the underlying security agreeing to repurchase it from the Funds at a mutually agreed-upon time and price. The repurchase price generally is higher than the purchase price, the difference being interest income to the Funds. Alternatively, the purchase and repurchase prices may be the same, with interest at a stated rate due to the Funds together with the repurchase price on the date of repurchase. In either case, the income to the Funds is unrelated to the interest rate on the underlying security itself.

Under each repurchase agreement, the selling institution is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Manager, acting under the supervision of the Board of Trustees, reviews on a periodic basis the suitability and creditworthiness, and the value of the collateral, of those banks and dealers with whom the Funds enter into repurchase agreements to evaluate potential risk. All repurchase agreements will be made pursuant to procedures adopted and regularly reviewed by the Trust's Board of Trustees.

The Funds generally will enter into repurchase agreements of short maturities, from overnight to one week, although the underlying securities will generally have longer maturities. The Funds regard repurchase agreements with maturities in excess of seven days as illiquid. The Funds may not invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with maturities greater than seven days.

For purposes of the Investment Company Act, a repurchase agreement is deemed to be a collateralized loan from one of the Funds to the seller of the security subject to the repurchase agreement. It is not clear whether a court would consider the security acquired by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. If bankruptcy or insolvency proceedings are commenced with respect to the seller of the security before its repurchase under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the security. If a court characterizes such a transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Funds, the Manager seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security.

Apart from the risk of bankruptcy or insolvency proceedings, a Fund also runs the risk that the seller may fail to repurchase the security. However, each Fund always require collateral for any repurchase agreement to which it is a party in the form of securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by the Fund plus accrued interest, and the Fund makes payment against such securities only upon physical delivery or evidence of book entry transfer to the account of their custodian bank. If the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including interest), the particular Fund, pursuant to its repurchase agreement, may require the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement at all times equals or exceeds the repurchase price.

Provided that the Funds obtain an exemptive order from the Securities and Exchange Commission (the "SEC") permitting such transactions, each Fund may participate in one or more joint accounts with other funds of the Trust that may invest in repurchase agreements collateralized either by (i) obligations issued or guaranteed as to principal and interest by the U.S. government or by one of its agencies or instrumentalities, or (ii) privately issued mortgage-related securities that are in turn collateralized by securities issued by the Government National Mortgage Association, Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, and are rated in the highest rating category by a nationally recognized statistical rating organization, or, if unrated, are deemed by the Manager to be of comparable quality using objective criteria. Any such repurchase agreement will have, with rare exceptions, an overnight, over-the-weekend or over-the-holiday duration, and in no event will it have a duration of more than seven days.

Reverse Dollar Roll Transactions

The Funds may enter into reverse dollar roll transactions as discussed in the Funds' Prospectus. A reverse dollar roll transaction involves a purchase by the Funds of a security from a financial institution concurrently with an agreement by the Funds to resell a similar security to the institution at a later date at an agreed-upon price. The securities that are resold will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Funds will be entitled to receive interest and principal payments on the securities purchased. For purposes of the Investment Company Act of 1940, as amended, the SEC deems a reverse dollar roll transaction, like a repurchase agreement, to be a loan by the Funds to the selling institution subject to the same collateral, suitability and creditworthiness requirements and procedures.

Reverse Repurchase Agreements

The Funds may enter into reverse repurchase agreements as set forth in the Prospectus. The Funds typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. This use of proceeds involves leverage. The Funds will enter into a reverse repurchase agreement for leverage purposes only when the Manager believes that the interest income to be earned from the investment of the proceeds or the gain for the security to be obtained by effecting the transaction would be greater than the interest expense of the transaction. The Funds also may use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when the sale of the Funds' securities is considered to be disadvantageous.

The Funds cause their custodian to segregate liquid assets, such as cash, U.S. Government securities or other high grade liquid debt securities equal in value to their obligations (including accrued interest) with respect to reverse repurchase agreements. In segregating such assets, the Funds' custodian places such securities in a segregated account. Such assets are marked to market daily to ensure that full collateralization is maintained.

Dollar Roll Transactions

The Funds may enter into dollar roll transactions as discussed in the Funds' Prospectus. A dollar roll transaction involves a sale by the Fund of a security to a financial institution concurrently with an agreement by the Funds to repurchase a similar security from the institution at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional portfolio securities of the particular Fund, and the income from these investments, together with any additional fee income received on the sale, may or may not generate income for the Fund exceeding the yield on the securities sold.

At the time that either Fund enters into a dollar roll transaction, it causes the Fund's custodian to segregate liquid assets such as cash, U.S. Government securities or other high grade liquid debt securities having a value equal to the repurchase price (including accrued interest) and will subsequently mark the assets to market daily to ensure that full collateralization is maintained.

Lending of Portfolio Securities

The Funds may lend their portfolio securities having a value of up to 30% of its total assets in order to generate additional income. Such loans may be made to broker-dealers or other financial institutions whose creditworthiness is acceptable to the Manager and subject to the following terms and conditions.
These loans are required to be secured continuously by collateral, including cash, cash equivalents, irrevocable letters of credit, U.S. Government securities, or other high grade liquid debt securities, maintained on a current basis (i.e., marked to market daily) at an amount aT least equal to 100% of the market value of the securities loaned plus accrued interest. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. Loans are subject to termination at the option of the Funds or the borrower at any time. Upon such termination, the Funds are entitled to obtain the return of the securities loaned within five business days.

For the term of the loan, the particular Fund continues to receive the equivalent of the interest paid by the issuer on the securities loaned, receives proceeds from the investment of the collateral and continues to retain any voting rights with respect to the securities. As with other extensions of credit, there are risks of delay in recovery or even losses of rights in the securities loaned should the borrower of the securities fail financially. However, the loans are made only to borrowers deemed by the Manager to be creditworthy, and only when, in the judgment of the Manager, the income which can be earned currently from such loans justifies the attendant risk.

When-Issued and Forward Commitment Securities

The Funds may purchase securities on a "when-issued" basis and may purchase and sell securities on a "forward-commitment" or "delayed delivery" basis. The price of such securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for such securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by the particular Fund to the issuer. While the Funds reserve the right to sell when-issued or delayed delivery securities prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time either Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining the Fund's net asset value. The market value of such securities may be more or less than the settlement price. The Funds do not believe that their net asset value will be adversely affected by its purchase of securities on a when-issued or delayed delivery basis. The Funds cause their custodian to segregate cash, U.S. Government securities or other high grade liquid debt securities equal in value to commitments for when-issued and delayed delivery securities. The segregated securities either will mature or, if necessary, be sold on or before the settlement date. To the extent that assets of the Funds are held in cash pending the settlement of a purchase of securities, the Funds earn no income on these assets.

Options and Futures Contracts

The Funds may write (i.e., sell) covered put and call options on debt securities. A covered call option is an option for which the Funds, in return for a premium, gives another party the right to buy specified debt securities owned by the Funds at a specified future date and price set at the time of the contract. A covered call option serves as a partial hedge against the price decline of the underlying security. However, by writing a covered call option, the Funds give up the opportunity, while the option is in effect, to realize gain from any price increase in the underlying debt security above the option exercise price. In addition, the Funds' ability to sell the underlying debt security will be limited while the option is in effect unless the Funds effect a closing purchase transaction.

There can be no assurance that higher than anticipated trading activity or other unforeseen events might not at times, render certain of the facilities of the Options Clearing Corporation inadequate and thereby result in the institution by an exchange of special procedures which may interfere with the execution of the Funds' orders.

The Funds may purchase put and call options on securities in which it has invested. The Funds may purchase and sell options that are traded on U.S. exchanges. The Funds also may enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

The Funds normally will purchase call options in anticipation of an increase in the market value of securities of the type in which they may invest. The purchase of a call option would entitle the Funds, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Funds may purchase and sell options that are traded on U.S. exchanges.

There can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, the secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Funds would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of underlying securities.

Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges, for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Funds may enter into standardized contracts for the purchase or, in certain circumstances, sale for future delivery of debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Funds may enter into futures contracts that are based on U.S. government securities such as long-term U.S. Treasury Bonds, Treasury Notes, GNMA modified pass- through mortgage-related securities and three-month U.S. Treasury Bills.

The Funds filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC") and the National Futures Association, which regulate trading in the futures markets, before engaging in any purchases or sales of futures contracts or options on futures contracts. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, the notice of eligibility included the representation that the Funds will use futures contracts and related options for bona fide hedging purposes within the meaning of CFTC regulations, provided that the Funds may hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions if the aggregate initial margin and premiums required to establish such positions will not exceed 5% of each Fund's net assets (after taking into account unrealized profits and unrealized losses on any such positions) and that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded from such 5%.

At the same time that a futures contract is purchased or sold, the Funds must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial deposit would be approximately 1-1/2% to 3% of a contract's face value. Daily thereafter, the futures contract is valued daily and the payment of "variation margin" may be required, since each day the Funds would provide or receive cash that reflects any decline or increase in the contracts value.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on an exchange market an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Funds will incur brokerage fees when it purchases or sells futures contracts.

The purpose of the acquisition or sale of a futures contract in the case of the Funds, which may hold or acquire fixed-income securities, is to attempt to protect the Funds from fluctuations in interest rates without actually buying or selling fixed-income securities.

For example, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Funds could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts would be liquidated and the Funds could then buy debt securities on the cash market. To the extent the Funds enter into futures contracts for this purpose, the Funds cause their custodian to segregate assets to cover the Funds' obligations with respect to such futures contracts will consist of liquid assets such as cash, U.S. government securities or other high grade liquid debt obligations from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Funds with respect to such futures contracts.


The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the initial margin requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Manager may still not result in a successful transaction in the futures market.

In addition, futures contracts entail risks. Although the Funds believe that use of such contracts will benefit the Funds, if the Manager's investment judgment about the general direction of interest rates is incorrect, the Funds' overall performance would be poorer than if the Funds had not entered into any such contracts. For example, if the Funds have hedged against the possibility of a decrease in interest rates which would adversely affect the price of debt securities they wish to purchase for their portfolios and interest rates increase instead, the Funds would lose part or all of the benefit of the decreased purchase price of the debt securities which it has hedged because it would have offsetting losses in its future positions. In addition, in such situations, if either Fund has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of debt securities may, but will not necessarily, be at increased prices that reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so. Loss from investing in futures transactions by the Funds is potentially unlimited.

Under certain circumstances, the Funds also may write covered put options which give the holder of the option the right to sell the underlying debt security to the Funds at the stated exercise price. The Funds will receive a premium for writing a put option but will be obligated to purchase the underlying debt security at a price that may be higher than the market value of that debt security at the time of exercise for as long as the option is outstanding. In order to "cover" the put options that it has written, the Funds cause their custodian or a designated subcustodian, to segregate cash, cash equivalents, U.S. government securities or other high grade liquid debt securities with a value equal to or greater than the exercise price of the underlying securities. Neither Fund will write put options if the aggregate value of the obligations underlying the put, together with outstanding purchases of securities on a when-issued or delayed delivery basis, shall exceed 5% of such Fund's total assets.

There can be no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution of special procedures by an exchange which may interfere with the timely execution of the Funds' orders.

Investment Restrictions

The following policies and investment restrictions have been adopted by the Funds and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of the Funds' outstanding voting securities as defined in the Investment Company Act. The Funds may not:

1. Purchase any common stocks or other equity securities, except that the Funds may invest in securities of other investment companies as described above and consistent with restriction number 7 below.

2. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objective and policies, (b) through the lending of up to 30% of its portfolio securities as described above, or (c) to the extent the entry into a repurchase agreement or reverse dollar roll transaction is deemed to be a loan.

3. (a) Borrow money, except for temporary or emergency purposes from a bank, or pursuant to permissible reverse repurchase agreements or dollar roll transactions as described in the Prospectus or this Statement of Additional Information. Except for reverse repurchase agreements or dollar roll transactions for which the Funds' custodian has segregated assets, any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings, and borrowings from all sources, including reverse repurchase agreements and dollars for which the Fund's custodian has segregated assets, will not exceed 50% of the Fund's total assets. No additional investments may be made while any borrowings (excluding reverse repurchase agreements and dollar roll transactions against which assets have been segregated) are in excess of 5% of the Funds' total assets.

(b) Mortgage, pledge or hypothecate any of its assets except in connection with permissible borrowings, reverse repurchase agreements and dollar roll transactions.

4. Except in connection with permissible forward commitment or futures or options activities as described in the Prospectus or this Statement of Additional Information, purchase securities on margin or underwrite securities; however, the Funds may obtain such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.

5. Buy or sell real estate or commodities or, except in connection with permissible futures or options activities as described in the Prospectus or the Statement of Additional Information, commodity contracts; however, the Funds may invest in marketable securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

6. Buy or sell interests in oil, gas or mineral exploration or development leases and programs; however, the Funds may invest in marketable securities of issuers engaged in such activities.

7. Invest in securities of other investment companies, except to the extent permitted by the Investment Company Act or discussed in the Funds' Prospectus or this Statement of Additional Information, or as such securities may be acquired as part of a merger, consolidation or acquisition of assets.

8. Issue senior securities, as defined in the Investment Company Act, except that this restriction shall not be deemed to prohibit the Funds from (a) making any permissible borrowings, mortgages or pledges, or (b) entering into permissible reverse repurchase or dollar roll transactions, in each case as described in the Prospectus or the Statement of Additional Information.

9. Concentrate 25% or more of the value of its assets in any one industry; provided, however, that each Fund may invest up to 100% of its assets in securities of the U.S. Government, its agencies or instrumentalities in accordance with its investment objective and policies.

The Funds have adopted the following restrictions as operating policies, which are not fundamental policies, and which may be changed without shareholder approval in accordance with applicable regulations. The Funds may not:

10. Invest, in the aggregate, more than 10% of its net assets in illiquid securities, including (under current SEC interpretations) securities which are not readily marketable and repurchase agreements that mature in more than seven days.

11. Invest in any issuer for purposes of exercising control or management of the issuer.

12. Except in connection with permissible forward commitment or futures or options activities as described in the Funds' Prospectus or this Statement of Additional Information, write, purchase or sell straddles, spreads or combinations thereof.

13. Except in connection with permissible forward commitment or options or futures transactions, as described in the Funds'
Prospectus or this Statement of Additional Information, engage in short sales of securities.

14. Enter into a futures contract or an option on a futures contract if, as a result thereof, more than 5% of the particular Fund's total assets (taken at market value at the time of entering into the contract and excluding the in-the-money amount of an option that was in-the-money at the time of purchase) would be committed to initial deposits and premiums on open futures contracts and options on such contracts.

15. Invest in real estate limited partnerships or issuers that qualify as real estate investment trusts under Federal tax laws.

To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders.

If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

DISTRIBUTIONS AND TAX INFORMATION

Distributions

The Funds intend to declare and pay dividends and other distributions, as stated in their Prospectus. In order to avoid the payment of any federal excise tax based on net income, the Funds must (and intend to) declare on or before February 28 of each year, and pay on or before March 31 of the same year, distributions at least equal to 98% of its ordinary income for that calendar year and at least 98% of the excess of any capital gains over any capital losses realized in the one-year period ending October 31 of that year, together with any undistributed amounts of ordinary income and capital gains (in excess of capital loss) from the previous calendar year on which Federal income tax was not paid.

Tax Information

Each Fund is qualified to and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for each taxable year by complying with all applicable requirements regarding the source of its income, the diversification of its assets and the timing of its distributions. Each Fund's policy is to distribute to its shareholders all of its investment company taxable income and any realized net capital gains for each fiscal year in a manner which complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes based on net income. (However, the Board of Trustees may elect to pay such excise taxes if it determines that payment is, under the circumstances, in the best interests of a Fund.)

In order to qualify as a regulated investment company, a fund such as each of the Funds must, among other things, (a) derive at least 90% of its gross income each year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains, or other income (generally including gains from options, futures or forward contracts), derived with respect to its business of investing in stock, securities or currency; (b) derive less than 30% of its gross income each year from the sale or other disposition of stock or securities (or options thereon) held for less than three months (excluding some amounts otherwise included in income as a result of certain hedging transactions); and (c) diversify its holdings so that, at the end of each fiscal quarter,
(i) at least 50% of the market value of its assets are represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited, for purposes of this calculation, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets or 10% of the voting securities of the issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities). As noted above, by complying with the applicable provisions of the Code, the Funds will not be subject to federal income tax on taxable income (including realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

Distributions of net investment income and realized net capital gains will be taxable to shareholders whether made in cash or reinvested in shares. In determining amounts of realized net capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to its net asset value on the date of distribution.

The use of hedging strategies, such as entering into futures contracts and forward contracts and purchasing options, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by the Funds. Income from transactions in options, futures contracts and forward contracts derived by the Funds with respect to their business of investing in securities, will qualify as permissible income under Subchapter M of the Code.

For accounting purposes, when the Funds purchase an option, the premium paid is recorded as an asset and is subsequently adjusted to the current market value of the option. Any gain or loss realized upon the expiration or sale of such an option held by the Funds generally will be a capital gain or loss.

Any security, option, or other position entered into or held by the Funds that substantially diminishes the Funds' risk of loss from any other position held by the Funds may constitute a "straddle" for federal income tax purposes. In general, straddles are subject to certain complex rules that may affect the amount, character and timing of the particular Fund's gains and losses with respect to straddle positions by requiring, among other things, that the recognition of loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain position until such offsetting position is disposed of; that the particular Fund's holding period of the straddle in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to the Funds that may mitigate the effects of the straddle rules.

Certain options, futures contracts and forward contracts that are subject to Section 1256 of the Code ("Section 1256 Contracts") and that are held by the Funds at the end of its taxable year generally will be required to be "marked to market" for Federal income tax purposes, that is, deemed to have been sold at market value as of the close of the year. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

Redemptions of shares of the Funds will result in gains or losses for tax purposes to the extent of the difference between the proceeds from the shares redeemed and the shareholder's adjusted tax basis for such shares. Generally, any loss realized upon the redemption of shares within six months from their date of purchase will be treated as a long-term capital loss to the extent of distributions of long-term capital gain dividends during such six-month period. All or a portion of a loss realized upon the redemption of shares may be deferred to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions and redemptions may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax treatment. The above discussion is not intended to be a complete discussion of all applicable federal tax consequences of an investment in the Funds. Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on dividends received from the Funds. Shareholders are advised to consult with their own tax advisers concerning the application of foreign, federal, state and local taxes to them regarding an investment in the Funds.

Trustees and Officers

The Trust has a Board of Trustees that is responsible for the overall management of the Fund, including general supervision and review of its investment activities. In addition, the officers who administer the Funds' daily operations are appointed by the Board of Trustees. The current Trustees and officers of the Trust performing a policy making function and their affiliations and principal occupations for the past five years are set forth below:

Deborah Hicks Midanek*, Chairman of the Board, Chief Executive
Officer, President and Trustee
Solon Asset Management, L.P.
1981 N. Broadway, Suite 325
Walnut Creek, California 94596

Ms. Midanek has been Chief Executive Officer of Solon Asset Management Corporation, a registered investment adviser, since 1990. In addition she served as a Managing Director and Director of Mutual Funds for Montgomery Asset Management, L.P. from July of 1992 through September of 1993. Prior to joining Solon Asset Management Corporation, Ms. Midanek was a Corporate Vice President in the Mortgage Backed Securities Department of Drexel Burnham Lambert, Inc. from 1986 to 1990. She also serves as a director of Standard Brands Paint Company, and as a trustee of Warren Wilson College and of the Committee for Economic Development.

Ronald W. Filante, Trustee
Pace University
Choate Hall
Bedford Road
Pleasantville, NY 10570

Mr. Filante has been an Associate Professor of Finance at Pace University since 1987. From 1981 until 1987 he was a member of the faculty of Manhattan College. He is also an independent financial planning professional and registered investment adviser and has been a registered representative of VSR Financial Services, Inc., a registered broker-dealer, since 1986. Mr. Filante holds an M.S.
(1968) and a Ph.D. (1969) in Economics from Purdue University.

Katherine R. Griswold, Trustee
Southern New England Telephone Company
227 Church Street
New Haven, CT 06510

Ms. Griswold has served as Director - Benefit Trusts at Southern New England Telephone Company since April, 1993, and from March, 1989 until April, 1993, acted as its Director - Pension Fund. She has a bachelors degree in Finance from Cornell University (1978) and is a Chartered Financial Analyst.

The Trustees of the Trust who are not affiliated with the Manager or the Distributor receive an annual retainer of $1,000 and fees of $500 per meeting and reimbursement of expenses incurred for each regular Board meeting attended. The officers of the Trust receive no compensation directly from it for performing the duties of their offices. However, those officers and Trustees of the Trust who are officers or partners of the Manager or the Distributor may receive remuneration indirectly because the Manager will receive a management fee from the Funds and, although not anticipated, the Distributor may receive commissions for executing portfolio transactions for the Fund.

------------
*Trustee deemed an "interested person" of the Trust as defined in the Investment Company Act.



COMPENSATION TABLE FOR TRUSTEES FOR FISCAL YEAR ENDING 2-28-98
----------------------------------------------------------------------------
Name of              Aggregate     Pension or    Estimated   Total
Person,              Compensation  Retirement    Annualt     Compensation
Position             From          Benefits      Benefits    From Registrant
                     Registrant    Accrued As    Upon        and Fund Complex
                                   Part of Fund  Retirement  Paid to Directors
                                   Expenses
----------------------------------------------------------------------------
Ronald Filante,      $3,000.00     0             0           $3,000.00
Trustee

Katherine Griswold,  $3,000.00     0             0           $3,000.00
Trustee

Sarah Smith,         $1,500.00     0             0           $1,500.00
Trustee*

Deborah H. Midanek,  0             0             0           0
Chairman of the Board,
CEO, President and Trustee

*Sarah Smith resigned as trustee a/o July 1, 1996.



OFFICERS
Name,                       Position(s) Held        Principal Occupation(s)
Address,                    with Registrant         During Past 5 years
Age
----------------------------------------------------------------------------
Deborah H. Midanek          CEO                     CEO
1981 N. Broadway, #325
Walnut Creek, CA  94596
43

James I. Midanek            CIO                     CIO
1981 N. Broadway, #325
Walnut Creek, CA  94596
43

Cynthia J. Kunze            SECRETARY               ADMINISTRATOR
1981 N. Broadway, #325
Walnut Creek, CA  94596
40

Note:  James I. Midanek and Deborah H. Midanek are married.
----------------------------------------------------------------------------

INVESTMENT MANAGEMENT AND OTHER SERVICES

As stated in the Prospectus, the Manager provides investment management services to the Funds pursuant to an Investment Management Agreement, dated as of February 28, 1994 (the "Management Agreement") between the Manager and the Trust on behalf of each Fund. The Subadviser provides portfolio management services to the Manager pursuant to a Subadvisory Agreement dated as of February 28, 1994 (the "Subadvisory Agreement", together with the Management Agreement, the "Agreements"). Each Agreement remained in effect with respect to each Fund for two years, and thereafter continues for periods not exceeding one year so long as such continuation is approved at least annually by (1) the Board of Trustees of the Trust or the vote of a majority of the outstanding shares of the particular Fund, and (2) a majority of the Trustees who are not interested persons of any party to the Agreement, in each case by a vote cast in person at a meeting called for the purpose of voting on such approval. Each Agreement may be terminated at any time, without penalty, by either Fund or the Manager, and with respect to the Subadvisory Agreement, by the Subadviser, upon 60 days' written notice, and is automatically terminated in the event of its assignment as defined in the Investment Company Act.

For services performed under the Management Agreement, each Fund pays the Manager a monthly management fee (accrued daily) based upon the average daily net assets of the Fund at the following annual rates: twenty five one hundredths of one percent (0.25%) of net assets. As noted in the Prospectus, the Manager has agreed to reduce its fee to the Funds for the amount, if any, by which either Fund's annual operating expenses, expressed as a percentage of average daily net assets, exceed the lesser of seventy five one hundredths of one percent (0.75%) or the most restrictive limitation imposed by any state in which the particular Fund's shares are then qualified for sale. Operating expenses for purposes of the Management Agreement include the Manager's management fee, the Administrator's fee and the fees of shareholder service providers under the Services Agreements but do not include any taxes, interest, brokerage commissions, if any, expenses incurred in connection with any merger or reorganization, any extraordinary expenses such as litigation, and such other expenses as may be deemed excludable with the prior written approval of any state securities commission imposing an expense limitation. The Manager also may at its discretion from time to time pay for other Fund expenses from its own funds or reduce the management fee of the Funds in excess of that required. The Manager reimburses the Subadviser monthly for any costs and expenses incurred by the Subadviser in connection with rendering the portfolio management services under the Subadvisory Agreement.


For the fiscal years ended February 28, 1994, February 28, 1995,
February 29, 1996, and February 28, 1997, all management fees for both the One Year Portfolio and the Three Year Portfolio have been waived by the Manager.



Each Agreement was reapproved with respect to the Funds by the Board of Trustees of the Trust at a duly called meeting on February 12, 1997. In considering each Agreement, the Trustees specifically considered and approved the provision which permits the Manager to seek reimbursement of any reductions made to its management fee and any expenses paid voluntarily within the three-year period following such reduction or payment subject to the Funds' ability to effect such reimbursement and remain in compliance with applicable expense limitations. At such time as it appears probable that the Fund is able to effect such reimbursement, the amount of reimbursement that the Fund is able to effect will be accrued as an expense of such Fund for that current period.


The Manager also may act as an investment adviser or administrator to other persons, entities and corporations, including other investment companies. Please refer to the table above which indicates officers and trustees who are affiliated persons of the Trust and who are also affiliated persons of the Manager.

The use of the name "Solon" by the Trust and by the Funds is pursuant to the consent of the Manager, which may be withdrawn if the Manager ceases to be the Manager of the Fund(s).

The Distributor may provide certain administrative services to the Funds on behalf of the Manager. The Distributor may also perform investment banking, investment advisory and brokerage services for persons other than the Funds. These activities from time to time may result in a conflict of interest between the Distributor and the Funds and may restrict the ability of the Distributor to provide services to the Funds.

Investors Fiduciary Trust Company (the "Custodian") serves as custodian of the Funds' assets, which are maintained at the Custodian's principal office. The Custodian generally holds securities in its custody by book records, but may, in certain cases, hold certificates for the securities in its custody. Compensation for the services of the Custodian is based on a schedule of charges agreed upon from time to time.

EXECUTION OF PORTFOLIO TRANSACTIONS

In all purchases and sales of securities for the Funds, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Agreements, the Subadviser determines which securities are to be purchased and sold by each Fund and which broker-dealers are eligible to execute the Funds' portfolio transactions, subject to the instructions of and review by the Funds and the Trust's Board of Trustees.

Purchases of portfolio securities for the Funds may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Funds will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own accounts. Purchases from underwriters will include a commission paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Manager will use its best efforts to choose a broker-dealer capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors.

In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available and the transaction involves a brokerage commission, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Subadviser or its affiliates that they may lawfully and appropriately use in their investment advisory capacity for the Funds and for other accounts, as well as provide other services in addition to execution services. The Subadviser considers such information, which is in addition to, and not in lieu of, the services required to be performed by it under the Agreement, to be useful in varying degrees, but of indeterminable value. The Subadviser anticipates that these opportunities will arise infrequently if at all.

The placement of portfolio transactions with broker-dealers who sell shares of the Funds is subject to rules adopted by the National Association of Securities Dealers, Inc. ("NASD").
Provided the Trust's officers are satisfied that the Funds are receiving the most favorable price and execution available, the Manager may also consider the sale of the Funds' shares as a factor in the selection of broker-dealers to execute their portfolio transactions.

While the Funds' general policy is to seek first to obtain the most favorable price and execution available, in selecting a broker-dealer to execute portfolio transactions, weight may also be given to the ability of a broker-dealer to furnish brokerage, research and statistical services to the Funds or to the Subadviser, even if the specific services were not imputed just to the Funds and may be lawfully and appropriately used by the Subadviser in advising other clients. The Subadviser considers such information, which is in addition to, and not in lieu of, the services required to be performed by it under the Agreements, to be useful in varying degrees, but of indeterminable value. In negotiating any commissions with a broker, the Funds may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Funds and the Subadviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, which services either produce a direct benefit to the Funds or assist the Subadviser in carrying out its responsibilities to the Funds. The standard of reasonableness is to be measured in light of the Subadviser's and Manager's overall responsibilities to the Funds.

Investment decisions for the Funds are made independently from those of other client accounts of the Subadviser or its affiliates. Nevertheless, it is possible that at times the same securities will be acceptable for the Funds and for one or more of such client accounts. To the extent any of these client accounts and one or both of the Funds seeks to acquire the same security at the same time, the individual
Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Funds may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security one or both of the Funds is purchasing or selling, each day's transactions in such security will be allocated between the particular Funds and all such client accounts in a manner deemed equitable by the Subadviser, taking into account the respective sizes of the accounts, the amount being purchased or sold and other factors deemed relevant by the Manager. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Funds are concerned. In other cases, however, it is believed that the ability of the Funds to participate in volume transactions may produce better executions for the Funds.

In addition, on occasion, situations may arise in which legal and regulatory considerations will preclude trading for the Funds' account by reason of activities of the Distributor or its affiliates. It is the judgment of the Board of Trustees that the Funds will not be materially disadvantaged by any such trading preclusion and that the desirability of continuing its advisory arrangements with the Manager (and through the Manager, the Subadviser) and the Manager's affiliation with the Distributor and its affiliates outweigh any disadvantages that may result from the foregoing.

Subject to the foregoing policies, the Funds may use the Distributor as a broker to execute portfolio transactions. In accordance with the provisions of Section 17(e) of the Investment Company Act and Rule 17e-1 promulgated thereunder, the Trust has adopted certain procedures which are designed to provide that commissions payable to the Distributor are reasonable and fair as compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on securities or options exchanges during a comparable period of time. In determining the commissions to be paid to the Distributor, it is the policy of the Funds that such commissions will be, in the judgment of the Manager, (i) at least as favorable as those which would be charged by other qualified brokers having comparable execution capability, and (ii) at least as favorable as commissions contemporaneously charged by the Distributor on comparable transactions for its most favored unaffiliated customers, except for (a) accounts for which the Distributor acts as a clearing broker for another brokerage firm, and (b) any customers of the Distributor considered by a majority of the Trustees who are not interested persons to be not comparable to the Funds. The Funds do not deem it practicable and in their best interest to solicit competitive bids for commission rates on each transaction. However, consideration is regularly given to information concerning the prevailing level of commissions charged on comparable transactions by other qualified brokers. The Board of Trustees reviews the procedures adopted by the Trust with respect to the payment of brokerage commissions at least annually to ensure their continuing appropriateness, and determines, on at least a quarterly basis, that all such transactions during the preceding quarter were effected in compliance with such procedures.

The Funds do not effect securities transactions through brokers in accordance with any formula, nor do they effect securities transactions through such brokers solely for selling shares of the Fund. However, as stated above, the Distributor may act as one of the Funds' brokers in the purchase and sale of portfolio securities, and other brokers who execute brokerage transactions as described above may from time to time effect purchases of shares of the Funds for their customers.

Depending on the Subadviser's view of market conditions, the Funds may or may not purchase securities with the expectation of holding them to maturity. The Funds may, however, sell securities prior to maturity to meet redemptions or as a result of a revised evaluation of market conditions or of the issuer.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The Trust reserves the right in its sole discretion to (i) suspend the continued offering of the Funds' shares, and (ii) reject purchase orders in whole or in part when in the judgment of the Funds' Manager or the Distributor such rejection is in the best interest of the Funds.

When in the judgment of the Manager, it is the best interests of the Funds, an investor may purchase shares of the Funds by tendering payment in kind in the form of securities, provided that any such tendered securities are readily marketable, their acquisition is consistent with the particular Fund's investment objective and policies, the tendered securities are otherwise acceptable to the Funds' Subadviser, and the investor is not an affiliate or affiliate of an affiliate of The Solon Funds. A shareholder who owns 5% or more of the outstanding shares of The Solon Funds would be considered to be an affiliate for such purposes. Except for municipal debt securities issued by state political subdivisions or their agencies or instrumentalities, securities accepted as payment in kind by the Funds also must be acquired for investment and not for resale, and have a value that is readily ascertainable. For purposes of sales of shares of the Funds for such securities, the tendered securities shall be valued at the identical time and in the identical manner that the portfolio securities of the Funds are valued for the purpose of calculating the net asset value of the Funds' shares.

Payments to shareholders for shares of the Funds redeemed directly from the Funds will be made as promptly as possible but in any event no later than seven days after receipt by the Funds' transfer agent of a written request in proper form, with the appropriate documentation as stated in the Funds' Prospectus, except that the Funds may suspend the right of redemption or postpone the date of payment during any period when (a) an emergency exists as determined by the SEC (upon application by the Fund pursuant to Section 22(e) of the Investment Company Act) making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (b) for such other period as the SEC may permit for the protection of the Funds' shareholders.

The Funds intend to pay cash (U.S. dollars) for all shares redeemed, but, as described below or under abnormal conditions that make payment in cash unwise, the Funds may make payment partly in its portfolio securities with a current amortized cost value equal to the redemption price. Although the Funds do not anticipate that it will make any part of a redemption payment in securities, if such payment were made, an investor could incur transaction costs in converting such securities to cash. The Trust has elected to be governed by the provisions of Rule 18f-1 under the Investment Company Act, which require that the Funds pay in cash all requests for redemption by any shareholder of record limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Trust's net assets at the beginning of such period.

When in the judgment of the Manager it is in the best interests of the Funds, an investor may redeem shares of the Funds and receive securities from the Funds' portfolio selected by the Manager, as advised by the Subadviser, in its sole discretion, provided that such redemption is not expected to affect the Funds' ability to attain its investment objective or otherwise materially affect its operations. For the purposes of redemptions in kind, the redeemed securities shall be valued at the identical time and in the identical manner that the other portfolio securities are valued for purposes of calculating the net asset value of the Funds' shares.

The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the Funds' portfolio securities at the time of redemption or repurchase.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Funds is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of each Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

Generally, the Funds' investments are valued at market value or, in the absence of a market value, at fair value as determined by the Manager pursuant to procedures approved by the Board of Trustees. Short-term investments that mature in 60 days or less are valued on the basis of amortized cost (which involves valuing an investment at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument) when the Board of Trustees has determined that amortized cost is fair value. Corporate debt securities and mortgage-related securities held by the Funds are valued on the basis of valuations provided by dealers in those instruments or by an independent pricing service, approved by the Board of Trustees. Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information.

An option that is written by the Funds is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by the Funds is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Trust's Board of Trustees.

If any securities held by the Funds are restricted as to resale or do not have readily available market quotations, the Manager determines their fair value for purposes of determining market-based value, following procedures approved by the Board of Trustees. The Trustees periodically review such procedures. The fair value of such securities is generally determined as the amount which the Funds could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Funds in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

All other assets of the Funds are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

The Fund will determine net asset value on each day that the New York Stock Exchange is open for business and is not a National Bank holiday. The Exchange and National Banks will not be open for business on New Year's Day, Martin Luther King's Birthday, President's Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day.

PRINCIPAL UNDERWRITER

The Distributor acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is currently registered as a broker-dealer with the SEC and is completing the process of becoming a member of the NASD. The Underwriting Agreement between the Fund and the Distributor is in effect until February 28, 1996, and shall continue in effect thereafter for periods not exceeding one year if approved at least annually by (i) the Board of Trustees of the Trust or the vote of a majority of the outstanding shares of the particular Fund (as defined in the Investment Company Act), and (ii) a majority of the Trustees who are not interested persons of any such party, in each case by a vote cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated without penalty by the parties thereto upon 60 days' written notice and is automatically terminated in the event of its assignment as defined in the Investment Company Act. There are no underwriting commissions paid with respect to sales of the Funds' shares.

PERFORMANCE INFORMATION

As noted in the Prospectus, the Funds may, from time to time, quote various performance figures to illustrate the Funds' past performance.

Yield

The Funds' 30-day yield figure described in the Prospectus is calculated according to a formula prescribed by the SEC, expressed as follows:
           a-b
           ----
YIELD = 2[(cd+1)*-1]

* = to the sixth power


Where:

a =            dividends and interest earned during the period

b =            expenses accrued for the period (net of
               reimbursement)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d = the maximum offering price per share on the last day of the period

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the Funds at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

Investors should recognize that, in periods of declining interest rates, the Funds' yields will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, will tend to be somewhat lower. In addition, when interest rates are falling, monies received by the Funds from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of its portfolio of securities, thereby reducing the current yield of the Funds. In periods of rising interest rates the opposite result can be expected to occur.


Average Annual Total Return

The Funds' "average annual total return" figures are computed according to a formula prescribed by the SEC, expressed as follows:

(ERV) 1/n
(---)     -1 = T
( p )

Where:

P        =     a hypothetical initial payment of $1,000

T        =     average annual total return
n        =     number of years
ERV      =     Ending Redeemable Value of a hypothetical $1,000
               investment made at the beginning of a 1-, 5- or 10-year period at the end of each respective period (or fractional portion thereof), assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

Aggregate Total Return

The Funds' "aggregate total return" figures represent the cumulative change in the value of an investment in the Funds for the specified period and are computed by the following formula:


ERV - P
--------
P

Where:

P    = a hypothetical initial payment of $10,000

ERV = Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period or fractional portion thereof), assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period

The Funds' performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the particular Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Funds with certain other investments that pay a fixed yield for a stated period of time. Investors comparing the Funds' performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.


For the period since the inception of the Funds on March 1, 1994, the Funds' respective average annual and aggregate total returns for the period ended February 28, 1997 were:

               Average Annual Aggregate Total

One Year       6.24           6.53
Three Year     6.17           5.73

The Funds' respective 30 day yields at that date were 6.46% and 5.98%.

Comparisons

To help investors better evaluate how an investment in the Funds might satisfy their investment objective, advertisements and other materials regarding the Funds may appear in various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. The following publications, indices and averages may be used:

a) Bank Rate Monitor -- A weekly publication which reports various bank investments such as certificate of deposit rates, average savings account rates and average loan rates.

b) Lipper - Mutual Fund Performance Analysis and Lipper Fixed Income Fund Performance Analysis -- A ranking service that measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of any applicable sales charges.

c) Salomon Brothers Bond Market Roundup -- A weekly publication which reviews yield spread changes in the major sectors of the money, government agency, futures, options, mortgage, corporate, Yankee, Eurodollar, municipal, and preferred stock markets. This publication also summarizes change in banking statistics and reserve aggregates.

   In addition, one or more portfolio managers or other employees of the Manager may be interviewed by print media, such as by the Wall Street Journal or Business Week, or electronic news media, and such interviews may be reprinted or excerpted for the purpose of advertising regarding the Fund.

In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Funds' portfolios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Funds to calculate their figures.

GENERAL INFORMATION

Investors in the Funds will be informed of the Funds' progress through periodic reports. Financial statements will be submitted to shareholders semi-annually, at least one of which will be audited by independent auditors. All expenses incurred in connection with the Trust's organization and the registration of shares of the Funds as two initial series of the Trust have been assumed pro rata by each series; expenses incurred in connection with the establishment and registration of any other funds constituting separate series of the Trust will be assumed by each respective fund. The expenses incurred in connection with the establishment and registration of shares of each Fund as a separate series of the Trust have been assumed by such Fund and are to be amortized over a period of five years. The Manager has agreed, to the extent necessary, to advance the organizational expenses incurred by the Funds and will be reimbursed for such expenses after commencement of the Funds' operations. Investors purchasing shares of the Funds bear such expenses only as they are amortized daily against the Funds' investment income.

As noted above, Investors Fiduciary Trust Company (the "Custodian") acts as custodian of the securities and other assets of the Funds, and provides administrative, accounting and pricing services to the Funds. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Funds.


The Trust's legal counsel is Kramer, Levin, Naftalis & Frankel and the independent auditor is Ernst & Young LLP.


Among the Trustees' powers enumerated in the Declaration of Trust is the authority to terminate the Trust or any series of the Trust, or to merge or consolidate the Trust or one or more of its series with another trust or company without the need to seek shareholder approval of any such action.

The Trust is registered with the SEC as a diversified management investment company, and the Funds are diversified series of the Trust. Such a registration does not involve supervision of the management or policies of the Funds. The Prospectus of the Funds and this Statement of Additional Information omit certain information contained in the Registration Statement filed with the SEC. Copies of the Registration Statement may be obtained from the SEC upon payment of the prescribed fee.


As of May 31,1997 and to the knowledge of the Trust, the persons holding of record five percent of the Trust's outstanding voting equity securities were:

Shareholder                     One Year       Three Year     Trust

Bryn Mawr College               -              46.57%         44.11%

Officers as a Group             6.917%         -              -

Solon Asset
Management, L.P.                15.52%         -              -

Charles Schwab
& Company                       73.14%         40.85%         42.55%

Financial Statements
Set forth on the following pages are the Trust's audited financial statements, comprised of the Statement of Assets and Liabilities (including Schedules of Investments) at February 28, 1997, and Statements of Operations for the year ended February 28, 1997, and Changes in Net Assets for each of the two years in the period ended February 28, 1997. The Annual Report of The Solon Funds, incorporated herein, is available without charge upon request to The Solon Funds or the Distributor at the address and phone number shown on the cover of this statement.

SOLON SHORT DURATION GOVERNMENT FUNDS
1981 N. Broadway, Suite #325
Walnut Creek, CA  94596
510-988-7110

Annual Report
For the fiscal year ended February 28, 1997

Dear Fellow Shareholder:

We are pleased to report on the performance of the Solon
Short Duration Government Funds for their fiscal year ended February 28, 1997. During the period the One Year Portfolio achieved a cumulative return of 6.53% and the Three Year Portfolio achieved a cumulative return of 5.73%. The Three Year Portfolio continues to be ranked highly in its Lipper universe since its inception. Details on Fund performance, indices and universes, follows.

This superior performance is the result of a disciplined investment approach which minimizes risk and volatility while maximizing liquidity. We believe that excess returns in the long run will come from superior product selection not from interest rate bets or emphasizing yield over price performance. Our patient, long-term approach to achieving excess returns has served us well over the last three years and we are confident that it will continue to serve our shareholders well in the future.

Over the twelve months ended February 28, 1997, interest rates rose modestly while the curve flattened (interest rates on short term securities with maturities from two years to five years rose more than rates on securities with longer maturities). Target Fed Funds remained at 5.25% for the entire period. Mortgage securities performed exceedingly well, as would be expected in such a relatively stable environment.

The next twelve months are not likely to be so calm. The Federal Reserve began a tightening of short term rates during March, which is likely to continue for the next two quarters in our view. The Fed s goal is to reduce GDP to at or below its long term capacity and thus remove the threat of reigniting inflation. This is likely to involve
 .75% to 1.25% of total rate increases. This means higher interest rates, a flatter yield curve and a likely underperformance from all yield products (mortgage and corporate securities).

In such an environment, the Solon approach to portfolio management should be successful. We have positioned both funds to maximize liquidity and reduce interest rate risk. We will generally maintain this posture until we believe that the Fed is near the end of its tightening posture. Such caution is intended to protect our investors capital during what we expect will be a difficult period for the U.S. capital markets.

Sincerely,


/s/Deborah Hicks Midanek
------------------------
Chairman
April 22, 1997

FUND PERFORMANCE

Once again we offer our thanks to the portfolio management team for extraordinary performance in challenging conditions. Presented below are a table showing the Funds' cumulative total return for the year ended February 28, 1997, along with average annual returns since the Funds' March 1, 1994 inception. Also provided is a graph showing each Fund's performance over time, expressed in terms of the impact of the Funds' performance on an investment of $10,000 at inception.

The Funds' performance shows the total return earned by each Fund: changes in Fund share price, plus reinvestment of dividends (or income) and capital gains or losses, earned by the Funds when they sell securities that have grown or declined in value. Performance is shown in comparison to the Lehman Government 1-3 Year Index. The index is unmanaged and assumes reinvestment of all coupon income.


     Total Returns for the Period Ended February 28, 1997
                       Last Twelve      Average Annual
                       Months           Since Inception

Solon Short Duration
Government Funds:
 One Year Portfolio    6.53%            6.24%
 Three Year Portfolio  5.73%            6.17%

Lehman Government
 1-3 Year Index        5.38%            5.65%



  The value of a hypothetical $10,000.00 investment in the Solon Short Duration Government Funds: One Year Portfolio and Three Year Portfolio versus the Lehman Government 1-3
  Year Index.

            One Year    Three Year   Lehman 1-3 Year


Feb         10000       10000        10000
Mar         10010       99.7         9949
Apr         10047.04    9919.11      9911.19
May         10078.18    9929.03      9925.07
Jun         10116.48    9965.77      9949.88
Jul         10153.91    10062.44     10039.43
Aug         10188.43    10107.72     10072.56
Sep         10229.19    10092.56     10049.39
Oct         10274.20    10113.75     10072.51
Nov         10309.13    10102.63     10030.2
Dec         10362.74    10143.04     10049.26
Jan 95      10437.35    10266.78     10185.93
Feb         10512.50    10411.54     10324.46
Mar         10559.80    10464.64     10382.28
Apr         10627.39    10550.45     10474.68
May         10677.33    10735.09     10653.80
Jun         10744.60    10799.5      10711.33
Jul         10804.77    10835.13     10754.17
Aug         10877.16    10916.4      10818.7
Sep         10925.02    10978.62     10871.71
Oct         10991.67    11064.25     10961.94
Nov         11070.81    11169.37     11055.12
Dec         11148.30    11272.12     11138.03
Jan 96      11225.22    11373.57     11232.71
Feb         11257.78    11320.12     11188.9
Mar         11319.71    11314.46     11181.07
Apr         11371.71    11324.64     11192.25
May         11430.90    11345.02     11216.87
June        11494.91    11444.86     11298.75
July        11563.88    11491.78     11342.82
Aug         11614.76    11523.96     11384.79
Sep         11687.94    11643.81     11488.39
Oct         11753.39    11775.39     11618.21
Nov         11838.01    11869.59     11704.18
Dec         11877.08    11869.59     11706.52
Jan 97      11932.90    11927.75     11762.71
Feb         11992.56    11968.30     11790.95


Past performance is no guarantee of future results. Principal value will vary; shares may be worth more or less than their original cost when redeemed. The Lehman Government 1-3 Year Index in unmanaged and assumes reinvestment of all dividends.


ERNST & YOUNG LLP    One Kansas City Place   Phone: 816 474-5200
                     1200 Main Street
                     Kansas City
                     Missouri 64105-2143


REPORT OF INDEPENDENT AUDITORS

The Shareholders and Board of Trustees
Solon Short Duration Government Funds

We have audited the accompanying statement of assets and liabilities of Solon Short Duration Government Funds (comprised of the One Year Portfolio and Three Year Portfolio) (the Funds), including the schedules of investments, as of February 28, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising the Solon Short Duration Government Funds at February 28, 1997, and the results of their operations, changes in their net assets and their financial highlights for the periods indicated above in conformity with generally accepted accounting principles.


                                            /s/  Ernst & Young LLP
                                            ----------------------

April 4, 1997

               SOLON SHORT DURATION GOVERNMENT FUNDS:
               ONE YEAR PORTFOLIO
               SCHEDULE OF INVESTMENTS
               February 28, 1997

Principal                                                     Value
Amount                                                        (Note 1)
---------                                                     -------

               U.S. GOVERNMENT AGENCY SECURITIES-78.1%
               Federal Home Loan Mortgage Corporation-20.4%
$  17,820             5.150% due 11/15/2006, REMIC            $  17,759
  159,192             5.750% due 3/15/2015, REMIC               158,844
                                                              ---------
                                                                176,603
                                                              ---------

               Federal National Mortgage Association-43.6%
 125,000              5.500% due 11/25/2010,REMIC               124,063
  27,405              5.500% due 4/25/2014, REMIC                27,182
  69,084              5.750% due 2/25/2012, REMIC                68,846
  70,842              5.875% due 2/25/2021, REMIC                71,085
  25,099              6.750% due 8/25/2005, REMIC                25,099
  57,506              8.090% due 11/1/2018                       60,346
                                                              ---------
                                                                376,621
                                                              ---------
               Farmer Mac Discount Notes - 13.0%
 112,000              5.160% due 3/17/97                        111,727
                                                              ---------
               Federal National Mortgage Association
               Discount Notes -1.1%
  10,000              5.230% due 3/17/97                          9.975
                                                              ---------

               TOTAL U.S. GOVERNMENT AGENCY SECURITIES
                    (Cost $673,522)                            $674,926
                                                              ---------

               U.S. TREASURY OBLIGATIONS-15.6%
               U.S. Treasury Notes:
 135,000            6.000% due 5/31/98 (Cost $135,704)          135,169
                                                              ---------

              COLLATERALIZED MORTGAGE OBLIGATIONS-5.7%
  50,000      Residential Funding Mortgage Security-
              5.065% due 10/25/2008 (cost $49,216)               49,234
                                                              ---------

              TOTAL INVESTMENTS (Cost $858,442)   99.4%         859,329

              OTHER ASSETS AND LIABILITIES (Net)   0.6%           5,234
                                                 ------       ---------
              NET ASSETS                         100.0%        $864,563
                                                 ======       =========

              See accompanying notes.

               SOLON SHORT DURATION GOVERNMENT FUNDS:
               THREE YEAR PORTFOLIO
               SCHEDULE OF INVESTMENTS
               February 28, 1997

Principal                                                       Value
Amount                                                          (Note 1)
---------                                                       --------
              U.S. GOVERNMENT AGENCY SECURITIES-39.2%
              Government National Mortgage Association-4.6%
$ 655,000           8.000% due 2/1/2011, TBA                    $  667,691
  142,002           7.125% due 8/20/2017                           144,620
                                                                ----------
                                                                   812,311

              Federal National Mortgage Association-27.4%
  350,000           5.500% due 11/25/2010, REMIC                   347,375
  829,002           5.750% due 2/25/2012, REMIC                    826,153
  761,642           5.875% due 2/25/2021, REMIC                    764,260
   43,784           6.000% due 6/25/2003, REMIC                     43,647
  984,654           6.000% due 10/1/2008, REMIC                    957,576
  990,000           6.500% due 2/1/2011, TBA                       969,581
  209,409           7.543% due 12/1/2017                           215,495
  199,903           8.090% due 11/1/2018                           209,774
  508,895           9.000% due 4/1/2016                            537,361
   10,718           9.400% due 10/25/2017, REMIC                    10,895
                                                                ----------
                                                                 4,882,117

              Federal Home Loan Mortgage Corp-7.2%
   64,309           5.000% due 2/15/2002, REMIC                     64,008
  213,841           5.150% due 11/15/2006, REMIC                   213,106
  265,000           5.400% due 4/15/2014, REMIC                    261,273
  250,000           6.100% due 4/15/2014, REMIC                    249,766
  151,388           6.250% due 4/15/2003, REMIC                    151,435
  321,718          10,000% due 6/15/2020, REMIC                    340,519
                                                                  ---------
                                                                 1,280,107

              TOTAL U.S. GOVERNMENT AGENCY SECURITIES            ---------
                   (Cost $6,933,657)                             6,974,535
                                                                 ---------

              COLLATERALIZED MORTGAGE OBLIGATIONS-7.2%
  220,983     Countrywide Funding Corp-6.000% due 5/25/2009        220,016
  906,200     Citicorp Mortgage Securities, Inc.-
                   6.250% due 6/25/2024                            893,173
  160,000     GE Capital Mortgage Services, Inc.-
                   7.000% due 5/25/2024                            160,600
   12,205     Capstead Securities-7.900% due 11/25/2019             12,193

              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS          ---------
                    (Cost $1,287,193)                            1,285,982
                                                                 ---------
              U.S. TREASURY OBLIGATIONS-46.1%
              U.S. Treasury Notes:46.1%
  370,000          6.125% due 5/15/1998                            371,156
1,805,000          6,375% due 5/15/1999                          1,813,461
2,531,000          6.000% due 5/31/1998                          2,534,164
  320,000          6.125% due 12/31/2001                           316,500
1,800,000          5.875% due 1/31/1999                          1,793,250
1,395,000          5.875% due 2/15/2000                          1,381,922
                                                                 ---------
              TOTAL U.S. TREASURY OBLIGATIONS (Cost $8,230,860)  8,210,453
                                                                 ---------
              REPURCHASE AGREEMENTS-15.8%

              Repurchase agreement with Paine Webber, 5.42%,
              dated 2/28/97, due 3/3/97 (Collateralized by
              FNMA Strip, par value of $3,670,000, 9.0125%,
              due 9/25/23, value of $2,879,151)
 2,822,000    (Cost $2,822,000)                                  2,822,000

              TOTAL INVESTMENTS (Cost $19,273,710)  108.3%      19,292,970

              OTHER ASSETS AND LIABILITIES (Net)     (8.3%)     (1,483,552)
                                                    ------     -----------
              NET ASSETS                            100.0%     $17,809,418
                                                    ======     ===========
See accompanying notes.

             THE SOLON FUNDS
             STATEMENT OF ASSETS AND LIABILITIES
             February 28, 1997


                                                Solon Short Duration
                                                Government Funds:
                                                One Year       Three Year
                                                --------       ----------
ASSETS
Investment in securities, at value
    (Identified cost $858,442 and
     $19,273,710, respectively)                 $859,329      $19,292,970
Cash                                                 895              752
Receivables:
     Fund Shares Sold                                  -           57,718
     Interest                                      4,339          126,271
                                                --------       ----------
Total Assets                                     864,563       19,477,711
                                                --------       ----------
LIABILITIES
     Investment securities purchased                   -        1,654,261
     Payable to manager (Note 2)                       -           14,032
                                                --------       ----------
Total Liabilities                                      0        1,668,293
                                                --------        ---------
NET ASSETS                                      $864,563      $17,809,418
                                                ========      ===========
Net Assets consist of:
Capital shares                                  $861,072      $17,831,215
Accumulated undistributed net
     investment income                               184            1,345
Accumulated net realized gain (loss)
     on investment transactions                    2,420          (42,402)
Net unrealized appreciation
     of investments (Note 3)                         887           19,260
                                                --------      -----------
NET ASSETS                                      $864,563      $17,809,418
                                                ========      ===========

Net Asset Value, per share                        $10.06           $10.00
Capital shares outstanding, par value
     of $.01 per share, unlimited
     number of shares authorized                  85,941        1,780,976

See accompanying notes.


           THE SOLON FUNDS
           STATEMENT OF OPERATIONS
           For the Year Ended February 28, 1997


                                           Solon Short Duration
                                           Government Funds:
                                           One Year        Three Year
                                           --------        ----------
INVESTMENT INCOME
Interest                                   $39,595           $779,222

Expenses:
 Adviosry fee (Note 2)                       1,671             32,092
 Custodian fee                              26,099             39,254
 Directors' fees & expenses (Note 2)         4,788              4,788
 Shareholder Services                       13,011             43,920
 Interest expense (Note 4)                     -                1,950
 Legal fee                                   8,015              8,015
 Audit expense                              11,125             11,126
 Insurance expense                           3,479              3,478
 Administrative expense                        497              8,986
 Other                                           -              2,507
                                           -------           --------
 Total expenses                             68,685            156,116
Expenses reimbursed by the                 (68,685)          (123,357)
 manager (Note 2)                          -------           --------
 Total expenses                                -               32,759
                                           -------           --------
NET INVESTMENT INCOME                       39,595            746,463
                                           -------           --------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Net realized gain (loss)                     1,178           (37,298)

Net change in unrealized
   appreciation  (Note 3)                      597            10,532
                                           -------           --------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS                       1,775           (26,766)
                                           -------           --------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                  $41,370           $719,697
                                           =======           ========
See accompanying notes.

                THE SOLON FUNDS
                STATEMENT OF CHANGES IN NET ASSETS

                                Solon Short Duration Gov't Funds:
                                One Year                 Three Year
                             ----------------------------------
                              For the Year Ended     For the Year Ended
                              Feb. 28,     Feb. 29,  Feb. 28,     Feb. 29,
                              1997         1996      1997         1996
                              --------     --------  --------     --------
INCREASE (DECREASE)
 IN NET ASSETS:

FROM OPERATIONS:

 Net investment income        $39,595      $17,194   $746,463     $547,784
 Net realized gain (loss)
  from investment transactions  1,178          872    (37,298)     158,024
 Net unrealized appreciation
  of investments (Note 3)         597          445     10,532       14,016
 Net increase in net assets   -------      -------    -------      -------
  resulting from operations    41,370       18,511    719,697      719,824
                              -------      -------    -------      -------

FROM DISTRIBUTIONS TO
SHAREHOLDERS:
 Net investment income        (39,383)     (17,017)  (750,223)    (530,162)
 Net realized gains                                   (20,722)
                               ------      -------    -------      -------
 Total distributions to
 Shareholders                 (39,383)     (17,017)  (770,945)    (530,162)
                               ------      -------    -------      -------

FROM CAPITAL SHARE
TRANSACTIONS:
 Net increase in net assets
 from capital share
 transactions (Note 5)        464,510      251,905   6,834,101   3,772,091
                              -------      -------   ---------   ---------
NET INCREASE IN NET ASSETS    466,497      253,399   6,782,854   3,961,753

NET ASSETS:
Beginning of the year        398,066       144,667  11,026,565   7,064,812
                             -------       -------  ----------   ---------
End of the year              $864,563     $398,066 $17,809,419 $11,026,565
                             ========     ======== =========== ===========
See accompanying notes

                   THE SOLON FUNDS
                   FINANCIAL HIGHLIGHTS

                                Solon Short Duration Gov't Funds:
                                            One Year
                                --------------------------------
                                     For The Year Ended
                              February 28,  February 29,  February 28,
                              1997          1996          1995
                              ----------    -----------   -----------
Net asset value,
 beginning of year            $10.03        $9.99         $10.00
Income from investment
operations:
 Net investment income          0.60         0.64           0.53
 Net realized and unrealized
  gain (loss) on investments    0.03         0.05          (0.02)
                              ------        -----          -----
Total from investment
  operations                    0.63         0.69           0.51

Distributions from:
 Net investment income         (0.60)       (0.65)         (0.52)
 Realized gain on investments      -            -              -
                              ------       ------         ------
Net asset value,
 end of year                  $10.06       $10.03          $9.99
                              ======       ======         ======

Total Return                   6.32%        7.09%          5.21%

Ratios/Supplemental Data:
 Net assets, end of year ($000) $865         $398           $145
 Ratio of expenses to average
 net assets:
  Before expense reimbusement
   of operating expenses      10.25%       16.47%         27.89%
  After expense reimbursement
   of operating expenses       0.00%        0.00%          0.00%
  Interest expense               -            -              -
Ratio of net investment income
 to average net assets         5.91%        6.46%          5.74%
Portfolio Turnover Rate       81.82%        -              -
Debt outstanding at end
 of year                       -            -              -
Average Debt outstanding
 during the year** ($000)      -            -              -
Average share outstanding
 during the year** (000)       -            -              -
Average debt per share
 during the year**             -            -              -

** Average based upon amounts outstanding at each month end.




                   THE SOLON FUNDS
                   FINANCIAL HIGHLIGHTS

                                Solon Short Duration Gov't Funds:
                                            Three Year
                                --------------------------------
                                         For The Year Ended
                                February 28,  February 29,  February 28,
                                1997          1996          1995
                                ----------    -----------   -----------
Net asset value,
 beginning of year              $10.04        $ 9.80        $10.00
Income from investment
 operations:
 Net investment income            0.58          0.60          0.61
 Net realized and unrealized
  gain (loss) on investments     (0.01)         0.23         (0.22)
                                ------         -----         ------
Total from investment
  operations                      0.57          0.83          0.39

Distributions from:
 Net investment income           (0.59)        (0.59)        (0.59)
 Realized gain on investments    (0.02)            -             -
                                -------        ------        ------
Net asset value,
 end of year                    $10.00        $10.04        $ 9.80
                                ======        ======        ======

Total Return                     5.45%         8.73%         4.08%

Ratios/Supplemental Data:
 Net assets, end of year($000) $17,809       $11,027        $7,065
 Ratio of expenses to average
  net assets:
  Before expense reimbusement
   of operating expenses         1.21%         1.45%         1.18%
  After expense reimbursement
   of operating expenses         0.24%         0.24%         0.15%
  Interest expense               0.02%         0.12%         0.04%
Ratio of net investment income
 to average net assets           5.80%         6.18%         6.21%
Portfolio Turnover Rate           279%          251%          405%
Debt outstanding at end
 of year                            -             -             -
Average Debt outstanding
 during the year** ($000)          $56          $256           $76
Average share outstanding
 during the year** (000)         1,321           901           895
Average debt per share
 during the year**               $0.04         $0.28         $0.08

** Average based upon amounts outstanding at each month end.


THE SOLON FUNDS
NOTES TO FINANCIAL STATEMENTS


1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES:

a. ORGANIZATION. The Solon Funds are registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. As of February 28, 1997, The
    Solon Funds had two series: Solon Short Duration Government Funds:
    One Year Portfolio (the "One Year Portfolio") and Solon Short Duration Government Funds: Three Year Portfolio (the "Three Year Portfolio") (each a "Fund" and collectively the "Funds"). The Funds commenced operations on March 1, 1994. The costs of organization for the One Year Portfolio and the Three Year Portfolio have been assumed by Solon Asset Management, L.P.
    (the "Manager").

b. REPURCHASE AGREEMENTS. Securities pledged as collateral for repurchase agreements are held on the Funds' behalf by the Funds' custodian. The Manager is responsible for determining that the value of the collateral remains at least equal to the resale price of the agreement.

c. REVERSE REPURCHASE AGREEMENTS. The Funds fully collateralize reverse repurchase agreements by maintaining cash, U.S. Government Securities, or other liquid high grade debt instruments equal in value to the Funds' obligations in a segregated account with the Funds' custodian.

d. SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Security transactions are accounted for as of trade date. Realized gains and losses are determined on the specific identified cost basis. Interest income includes amortization of discounts and premiums. Securities purchased on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Such securities are included in the portfolio and are subject to market fluctuations during this period. On the date of the commitment to purchase or sell, the Funds designate specific assets with a current value at least equal to the amount of the commitment to be used for settling the commitment.

e. SECURITY VALUATION. It is the policy of the Funds to value portfolio securities at market value. Market value is determined on the basis of last reported sales price, or if no sales are reported, as is the case with most securities traded over the counter, the mean between representative bid and asked quotations. Short-term securities with maturities of 60 days or less are carried at amortized cost, which approximates market value. Certain fixed income securities for which market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

THE SOLON FUNDS
NOTES TO FINANCIAL STATEMENTS -(Continued)


f. FEDERAL INCOME TAXES. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and will distribute taxable income and net realized gains sufficient to relieve each Fund from federal income, excise, and state income taxes.

    At February 28, 1997, Solon Short Duration Government Three Year Fund had an accumulated net realized capital loss carryover of $42,402 expiring in the year 2005.

    Solon Short Duration Government Three Year Fund designates $20,723 as capital gain dividends attributable to the year ended February 28, 1997 for the purpose of the dividends paid deduction on the Fund's federal income tax return.

g. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on the ex-dividend date. The Funds declare dividends daily and pay them monthly. Distributions of any short-term capital gains earned by a Fund are distributed no less frequently than annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

h. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

2.  MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

a. Solon Asset Management, L.P. (the "Manager") receives management fees at the annual rate of 0.25% of the Fund's average net assets. The Manager performs administrative services for the Funds for which the Manager receives compensation based upon an annual rate of 0.07% of its average net assets. The Manager also provides shareholder services to the Funds for annual fees of 0.25% of the Fund's average net assets. The Management Agreement between the Manager and The Funds provides that the total annual expenses of each fund will not exceed .75% of average net assets.

b. The Manager voluntarily agreed to absorb all the expenses, excluding interest expense, of the One Year Portfolio for the year ended February 28, 1997. The manager voluntarily agreed to limit the Three Year Portfolio's expenses, excluding interest expense, to .24% of average net assets on an annual basis. Reductions in fees are subject to recovery within the following three years provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations. Any of the Manager's voluntary absorptions are also subject to recovery, insofar as expenses do not exceed limits established by the Board of Trustees. Any request for reimbursement by the Manager is subject to review and approval by the Board.

THE SOLON FUNDS
NOTES TO FINANCIAL STATEMENTS - (Continued)

c. The Trust's Chairman and Chief Executive Officer is the sole "affiliated person" as defined in the Investment Company Act. Each Trustee who is not an "affiliated person" of the Trust receives an annual retainer of $1,000 and a fee for each meeting attended of $500, as well as reimbursement for expenses.

3.  SECURITIES TRANSACTIONS:

a. Securities transactions (excluding short term securities) for the year ended February 28, 1997, for the Funds were as follows:

                             Purchases              Sales
                             ---------              -----
    One Year Portfolio:      $ 1,118,230            $   474,155
    Three Year Portfolio:    $46,186,122            $36,059,428

b. On February 28,1997, the composition of unrealized appreciation and depreciation for federal income tax purposes was as follows:

                                                        Net
                          Tax Basis     Tax Basis       Unrealized
                          Unrealized    Unrealized      Appreciation
                          Appreciation  (Depreciation)  (Depreciation)
                          ------------  --------------  --------------
    One Year Portfolio    $ 1,521        $   (634)       $   887
    Three Year Portfolio  $53,728        $(34,468)       $19,260

c. At February 28, 1997, the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes.

4.  SHORT TERM BORROWINGS

    For the year ended February 28, 1997 the maximum borrowings by the Three Year Portfolio under reverse repurchase agreements were $359,700. Interest rates ranged from 4.20% to 5.40% during the period.

5.  TRANSACTIONS IN CAPITAL SHARES:

    Transactions in capital shares were as follows:
                           For The Year Ended     For The Year Ended
                           February 28, 1997      February 29, 1996
                           ------------------     ------------------
    One Year Portfolio     Shares     Amount      Shares     Amount
                           ------     ------      ------     ------
     Shares sold           46,027     $462,303    24,084     $240,596
     Issued as reinvestment
       of dividends         3,918       39,388     1,765       17,662
     Shares redeemed       (3,694)     (37,181)     (635)      (6,353)
                           ------     --------     ------    --------
     Net increase          46,251     $464,510    25,214     $251,905
                           ======     ========    ======     ========

    Three Year Portfolio   Shares     Amount      Shares     Amount
                           ------     ------      ------     ------
     Shares sold           730,310   $7,303,346   340,414    $3,405,825
     Issued as reinvestment
       of dividends         77,395      773,032    56,672       565,039
     Shares redeemed      (124,869)  (1,242,277)  (19,715)     (198,773)
                           -------    ---------    ------     ---------
     Net increase          682,836   $6,834,101   377,371    $3,772,091
                          ========   ==========   =======    ==========


Appendix A - Description of Bond Ratings
Moody's Investors Service

Aaa. Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to a "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have predominantly speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Nonrated - where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.  An application for rating was not received or accepted.
2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.
3.  There is a lack of essential data pertaining to the issuer.
4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonably up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols
Aa 1, A 1, Baa 1, Ba 1 and B 1.

Standard & Poor's Corporation

AAA. This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, they differ from AAA issues only in small degree.

A. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB. Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in the A category.

BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C1. The rating C1 is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-) - The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR. indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.
Fitch Investor's Service

AAA. Bonds and notes rated AAA are regarded as being of the highest quality, with the obligor having an extraordinary ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.

AA. Bonds and notes rated AA are regarded as high quality obligations. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA-rated securities, and more subject to possible change over the term of the issue.

A. Bonds and notes rated A are regarded as being of good quality. The obligor's ability to pay interest and repay principal is strong but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds and notes with higher ratings.

BBB. Bonds and notes rated BBB are regarded as being of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

Note: Fitch ratings may be modified by the addition of a plus (+) or a minus (-) sign to show relative standing within the major rating categories. These are refinements more closely reflecting strengths and weaknesses, and are not to be used as trend indicators.

         ____________________________________________________

                                 PART C

                            OTHER INFORMATION


          ____________________________________________________

THE SOLON FUNDS
FORM N-1A
PART C


Item 24.    Financial Statements and Exhibits
       (a)  Financial Statements:


       (1) Audited Statement of Net Assets at February 28, 1997 of Solon Short Duration Government Funds: One Year Portfolio and Solon Short Duration Government Funds: Three Year Portfolio, together with the report of the independent auditors, is contained in the Statement of Additional Information.


       (2) Audited Portfolios of Investments, Statement of Assets and Liabilities, Statement of Operations, and Statement of Changes in Net Assets at and for the fiscal year ended February 28, 1997 are contained in the Statement of Additional Information.


       (b)  Exhibits:
         (1)(a) Agreement and Declaration of Trust: incorporated by reference to Registrant's Registration Statement as filed with the Securities and Exchange Commission on October 27, 1993.

         (1)(b) Certificate of Amendment of Agreement and Declaration of
                Trust: incorporated by reference to Registrant's
                Registration Statement as filed with the Securities and Exchange Commission on January 25, 1994.

         (1)(c) Certificates of Amendment of Agreement and Declaration of Trust and Certificate of Trust: incorporated by reference to Registrant's Registration Statement as filed with the Securities and Exchange Commission on September 1, 1994.

         (2) By-Laws: incorporated by reference to Registrant's Registration Statement as filed with the Securities and Exchange Commission on October 27, 1993.

         (3)    Voting Trust Agreement - Not applicable

         (4)    Specimen Share Certificate - Not applicable

         (5)(a) Investment Management Agreement - incorporated by reference to Registrant's Post-Effective Amendment Number 3 as filed with the Securities and Exchange Comission via Edgar, Accession Number
                0000914243-96-000025, on June 28, 1996.


         (5)(b) Subadvisory Agreement - incorporated by reference to Registrant's Post-Effective Amendment Number 3 as filed with the Securities and Exchange Commission via Edgar, Accession Number 0000914243-96-000025, on June 28, 1996.

         (6) Underwriting Agreement - incorporated by reference to Registrant's Post-Effective Amendment Number 3 as filed with the Securities and Exchange Comission via Edgar, Accession Number
                0000914243-96-000025, on June 28, 1996.


         (7)    Benefit Plan(s) - Not applicable

         (8) Custodian Agreements: incorporated by reference to Registrant's Registration Statement as filed with the Securities and Exchange Commission on June 29, 1995.


         (9)(a) Administrative Services Agreement - incorporated by reference to Registrant's Post-Effective Amendment Number 3 as filed with the Securities and Exchange Comission via Edgar, Accession Number
                0000914243-96-000025, on June 28, 1996.

         (9)(b) Services Agreement - incorporated by reference to Registrant's Post-Effective Amendment Number 3 as filed with the Securities and Exchange Commission via Edgar, Accession Number 0000914243-96-000025, on June 28, 1996.


         (10)   Consent of Counsel

         (11)   Consent of Independent Auditor

         (12)   Financial Statements omitted from Item 23 - see Item 24(a)

         (13) Letter of Understanding re: Initial Shares: incorporated by reference to Registrant's Registration Statement as filed with the Securities and Exchange Commission on January 25, 1994.

         (14) Model Retirement Plan Documents: incorporated by reference to Registrant's Registration Statement as filed with the Securities and Exchange Commission on June 29, 1995.

         (15)   Rule 12b-1 Plan - Not Applicable

         (16) Performance Computation: incorporated by reference to Registrant's Registration Statement as filed with the Securities and Exchange Commission on September 1, 1994.

         (17)   Financial Data Schedules


Item 25.  Persons Controlled by or Under Common Control with Registrant.

   Deborah Hicks Midanek, Chairman and Principal Executive Officer of the Registrant, is also Chief Executive Officer of Solon Asset Management Corporation, general partner of Solon Asset Management, L.P., and of Solon Financial Services, Inc., general partner of Solon Financial Services, L.P. Solon Asset Management, L.P., the investment manager for Solon Short Duration Government Funds, is a Delaware limited partnership, the sole general partner of which is Solon Asset Management Corporation, a corporation owned and managed by Deborah Hicks Midanek, and James I. Midanek. Roy W. Adams, Jr. also owns shares. Solon Asset Management Corporation also is the Subadviser to Solon Short Duration Government Funds. Solon Financial Services, L.P., a member of the National Association of Securities Dealers and the underwriter of the Solon Short Duration Government Funds, is a Delaware limited partnership, the sole general partner of which is Solon Financial Services, Inc., a corporation owned and managed by Deborah Hicks Midanek and James I. Midanek. The sole limited partner of Solon Financial Services, L.P. is Solon Asset Management, L.P.


Item 26.  Number of Holders of Securities

        As of the date of this Post-Effective Amendment, shares of Solon Short Duration Government Funds: One Year Portfolio and Solon Short Duration Government Funds: Three Year Portfolio were held of record by four and fourteen persons, respectively.


Item 27.  Indemnification

        Article VII of the Agreement and Declaration of Trust empowers the Trustees of the Trust, to the full extent permitted by law, to purchase with Trust assets insurance for indemnification from liability and to pay for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.

        Article VI of the By-Laws of the Trust provides that the Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that such person is and other amounts or was an agent of the Trust, against expenses, judgments, fines, settlement and other amounts actually and reasonable incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the best interests of the Trust. Indemnification will not be provided in certain circumstances, however, including instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable in the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.


Item 28.  Business and Other Connections of Investment Adviser.

   Solon Asset Management, L.P., the investment manager for Solon Short Duration Government Funds, is a Delaware limited partnership, the sole general partner of which is Solon Asset Management Corporation, a corporation owned and managed by Deborah Hicks Midanek, and James I. Midanek. Roy W. Adams, Jr. also owns shares. Solon Asset Management Corporation also is the Subadviser to Solon Short Duration Government Funds. Solon Financial Services, L.P., a member of the National Association of Securities Dealers and the underwriter of the Solon Short Duration Government Funds, is a Delaware limited partnership, the sole general partner of which is Solon Financial Services, Inc., a corporation owned and managed by Deborah Hicks Midanek and James I. Midanek. The sole limited partner of Solon Financial Services, L.P.
is Solon Asset Management, L.P.


Item 29.  Principal Underwriter.

     The following information is furnished with respect to the officers and general officers/directors of Solon Financial
     Services, L.P.:

  Name and Principal     Position and Offices      Position and Offices
  Business Address*           with SFS, L.P.       with Registrant
  --------------------   --------------------      -------------------
  Deborah Hicks Midanek  Chief Executive Officer   Chairman of the
                         Director                  Board, Principal
                                                   Executive Officer

  James I. Midanek       Chief Investment Officer  Principal Financial
                         Director                  Officer

* The principal business address of persons and entities listed is c/o Solon Asset Management, L.P. 1981 N. Broadway, Suite 325,
  Walnut Creek, California, 94596.


Item 30.  Location of Accounts and Records.

        The accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 are kept by the Registrant at 1981 N. Broadway, Suite 325, Walnut Creek, California 94596.


Item 31.  Management Services.

        There are no management-related service contracts not discussed in Parts A and B.

Item 32.  Undertakings.

        (a) Registrant has undertaken to comply with Section 16(a) of the Investment Company Act of 1940, as amended, which requires the prompt convening of a meeting of shareholders to elect trustees to fill existing vacancies in the Registrant's Board of Trustees in the event that less than a majority of the trustees have been elected to such position by shareholders. Registrant has also undertaken promptly to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee or Trustees when requested in writing to do so by the record holders of not less than 10 percent of the Registrant's outstanding shares and to assist its shareholders in communicating with other shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940, as amended.

        (b) All other undertakings of Registrant have been satisfied with the filing of this Post-Effective Amendment.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Walnut Creek, and State of California on the 28th day of June, 1997.


                           THE SOLON FUNDS


                                By:  /s/Deborah Hicks Midanek*
                                ________________________
                                Chairman & Principal Executive Officer


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


/s/Deborah Hicks Midanek      Principal Executive              June 28, 1997
________________________      Officer, Principal Financial
                              Officer and Trustee

/s/Ronald W. Filante*         Trustee                          June 28, 1997
________________________


/s/Katherine R. Griswold*     Trustee                          June 28, 1997
________________________



* By:  /s/Deborah Hicks Midanek
       ________________________
      Attorney-in-Fact pursuant to Power of Attorney previously filed

                                 THE SOLON FUNDS
                                 EXHIBIT(S)INDEX

Exhibit No.      Document
----------- -------------------------------

(10)        Consent of Counsel

(11)        Consent of Independent Auditor

(17)        Financial Data Schedule